UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08212

JPMorgan Series Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 through December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Series

Trust II

JPMorgan Bond Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	20
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Trustees	33
Officers	34
Schedule of Shareholder Expenses	36
Board Approval of Investment Advisory Agreement	37
Tax Letter	40

HIGHLIGHTS

•	Rising inflationary pressures prompted Fed to begin rate increase cycle

•	Bond yields rose on inflation and interest rate concerns

•	Slowed home sales and manufacturing activity curbed economic growth

•	Fed paused rate hike cycle in the latter half of 2006, triggering a rally in the markets

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Bond Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“After growing by a meager 1.8% in the fourth quarter of 2005, the U.S. economy began 2006 with impressive strength.”

Economy entered 2006 with impressive strength

After growing by a meager 1.8% in the fourth quarter of 2005, the U.S. economy began 2006 with impressive strength. Gross domestic product (GDP) growth surprised many observers and soared to 5.6% in the first quarter of 2006.

Concerned about the robust pace of economic growth and mounting inflationary pressures, the Federal Open Market Committee (FOMC) raised the fed funds target by 100 basis points in 2006 — with two 25-basis-point hikes in the first quarter and another two in the second quarter. Bond yields headed upward on concerns that stronger economic growth would lead to accelerating inflation and additional interest rate hikes from the Federal Reserve (Fed).

Housing market’s woes tamed the growth rate

Yet by the third quarter, evidence emerged that the sharp slowdown in the housing market along with declines in manufacturing activity were having an impact on the pace of overall economic growth. Second-quarter GDP (announced in the third quarter) slipped to 2.6%. Alternatively, oil prices moderated, which helped ease some of the lingering inflationary concerns.

The economic data was enough to change course. At the August meeting of the FOMC the fed funds rate was held steady at 5.25%, marking the first time in 18-consecutive meetings that a rate hike was not implemented.

Cooling economy encourages bond market

The Fed’s pause sparked a rally in the financial markets. Despite the Fed’s cautious tone, bond investors believed the fed funds target had peaked, and began pricing into the market lower interest rates in 2007. Third-quarter GDP slowed to 2.2%, but the core CPI increased only moderately throughout the same period, supporting the market’s optimism.

Although Treasury yields generally increased from year-end 2005 to year-end 2006, they ended the 12-month period lower than the peak levels of the first half of 2006, when concerns about a strong economy and rising inflation gripped the market. For example:

•	The two-year Treasury yield began the year at 4.40%, peaked at 5.28% on June 28, and ended 2006 at 4.81%.

•	The 10-year Treasury yield began the year at 4.39%, peaked at 5.25% on June 28, and ended the year at 4.70%.

•	The 30-year Treasury yield started the year at 4.54%, peaked at 5.31% on May 12, and ended 2006 at 4.81%.

Overall, bonds generated modestly positive performance for 2006. The Lehman Brothers Aggregate Bond Index posted a total return of 4.33% for the year, up from 2.43% in 2005. This marks the seventh-consecutive year of positive returns for the Lehman Brothers Aggregate Bond Index. Spread sectors outperformed Treasuries during the year, with corporate bonds leading the way. The credit sector advanced on record-low defaults, sound corporate fundamentals and positive earnings growth.

Once again, the best fixed-income performance came from lower-quality bonds. The Merrill Lynch High Yield Master II Index advanced 11.8% for the year, as investors showed a strong appetite for risk, primarily in the second half of 2006.

Mixed signals keep rates on hold

The U.S. economy looks to be transitioning to a period of declining growth. The main point of contention is the extent to which activity will cool, particularly as residential construction experiences continued weakness, and as downward pressure on household wealth from falling home prices continues to present risks to consumption growth. Although some concurrent indicators, particularly in the goods-producing sectors, have shown distinct signs of weakness, the broad economy and, crucially, the job market, have held up well. This may have to change for the Fed to initiate an easing campaign. In the meantime, we believe interest rates will most likely stay on hold with an outside risk of further tightening.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year-End	December 31
Net Assets as of 12/31/2006	$83,497,948
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AA
Duration	4.4 Years

Q:	How did the Portfolio perform?

A:	The JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 4.14% over the 12 months ended December 31, 2006, compared to the 4.33% return for the Lehman Brothers Aggregate Bond Index over the same period.*

Q:	Why did the Portfolio perform this way?

A:	Duration and curve trades were among the major detractors from performance. Gains achieved earlier in the year, on our short duration bias, were essentially erased in the third quarter as interest rates rallied significantly on weaker economic data. Additionally, some of the Portfolio’s yield curve positions fell short, as the shape of the curve moved opposite to our expectations.

Among the major contributors to performance were the Portfolio’s allocation to emerging markets and high-yield debt, as these sectors significantly outperformed the broader fixed income market. In particular, the emerging markets spreads tightened due to strong economic fundamentals such as trade surpluses and good export data, buoyant global equity markets and continued support from global central banks. Likewise, the high-yield market posted strong performance, driven by the diminishing prospect of additional Federal Reserve tightening, solid earnings and optimistic default expectations. Other positive contributors included investment grade corporate bonds and prepayment-sensitive mortgages.

Q:	How was the Portfolio managed?

A:	We managed duration from a tactical perspective, with a bias toward being short in intermediate maturities. While our duration management contributed to Portfolio performance, select yield curve positions detracted. In the investment-grade corporate sector, we maintained a neutral-to-slightly underweight position with a bias toward BBB-rated names and financial institutions. Our bias toward lower credit quality contributed as it outperformed higher credit quality. Also adding to performance was our positioning in the mortgage sector as we tactically traded among various coupons and issuers.

We cautiously maintained our exposure to high-yield and emerging market debt sectors over the year as spreads traded at very tight levels. We benefited from strong returns of extended sectors, as well as from our security selection.

PORTFOLIO COMPOSITION**

Mortgage Pass-Through Securities	64.8%
Corporate Bonds	35.4
Collateralized Mortgage Obligations	21.5
Asset-Backed Securities	17.2
U.S. Treasury Obligations	7.7
Commercial Mortgage-Backed Securities	6.4
Foreign Government Securities	2.4
Options Purchased	1.0
U.S. Government Agency Securities	0.9
Short-Term Investment	1.7

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BOND PORTFOLIO	1/3/95	4.14%	4.73%	5.70%

TEN YEAR PERFORMANCE (12/31/96 to 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Bond Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Lehman Brothers Aggregate Bond Index, and Lipper Variable Annuity Corporate Debt Funds A-Rated Index. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Annuity Corporate Debt Funds A-Rated Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Variable Annuity Corporate Debt Funds A-Rated Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 156.3%
	Asset-Backed Securities — 17.2%
283,556	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.85%, 02/15/12 (e) (m)	284,067
	AmeriCredit Automobile Receivables Trust,
131,688	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	130,329
49,523	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	49,165
200,000	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.58%, 11/15/11 (m)	199,972
	Capital One Auto Finance Trust,
95,208	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	94,183
268,732	Series 2004-A, Class A4, FRN, 5.45%, 03/15/11 (m)	268,861
66,654	Series 2004-B, Class A3, 2.96%, 04/15/09 (m)	66,585
	Capital One Multi-Asset Execution Trust,
880,000	Series 2003-A, FRN, 6.60%, 12/15/10 (e) (i) (m)	891,068
600,000	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	585,569
500,000	Capital One Prime Auto Receivables Trust, Series 2005-1, Class A4, FRN, 5.37%, 04/15/11 (m)	500,217
172,795	CarMax Auto Owner Trust, Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	171,196
	Citigroup Mortgage Loan Trust, Inc.,
143,235	Series 2003-HE3, Class A, FRN, 5.73%, 12/25/33 (m)	143,820
123,629	Series 2005-OPT1, Class A1B, FRN, 5.56%, 02/25/35 (m)	123,684
165,000	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	163,209
	Countrywide Asset-Backed Certificates,
190,000	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	189,120
7,545	Series 2004-1, Class 3A, FRN, 5.63%, 04/25/34 (m)	7,547
120,000	Series 2004-1, Class M1, FRN, 5.85%, 03/25/34 (m)	120,481
100,000	Series 2004-1, Class M2, FRN, 5.90%, 03/25/34 (m)	100,401
	Countrywide Home Equity Loan Trust,
162,652	Series 2004-I, Class A, FRN, 5.64%, 02/15/34 (m)	163,089
64,189	Series 2004-K, Class 2A, FRN, 5.65%, 02/15/34 (m)	64,306
65,725	Series 2005-B, Class 2A, FRN, 5.53%, 05/15/35 (m)	65,758
	First Franklin Mortgage Loan Asset-Backed Certificates,
125,000	Series 2005-FF2, Class M3, FRN, 5.83%, 03/25/35 (m)	125,730
250,000	Series 2005-FF11, Class M1, FRN, 5.78%, 11/25/35 (m)	250,815
500,000	Ford Credit Auto Owner Trust, Series 2006-B, Class A2A, 5.42%, 07/15/09 (m)	500,302
260,000	GE Equipment Small Ticket LLC, Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	258,036
325,000	Gracechurch Card Funding plc (United Kingdom), Series 7A, FRN, 5.37%, 11/16/09 (m)	325,110
29,713	GSAMP Trust, Series 2004-OPT, Class A1, FRN, 5.69%, 11/25/34 (m)	29,744
750,000	Harley-Davidson Motorcycle Trust, Series 2006-2, Class A2, 5.35%, 03/15/13 (m)	753,599
210,000	Home Equity Asset Trust, Series 2005-8, Class M2, FRN, 5.80%, 02/25/36 (m)	211,082
	Household Automotive Trust,
750,000	Series 2006-1, Class A3, 5.43%, 06/17/11 (m)	752,697
1,025,000	Series 2006-3, Class A3, 5.28%, 09/17/11 (m)	1,028,000
	Long Beach Mortgage Loan Trust,
300,000	Series 2003-4, Class M1, FRN, 6.03%, 08/25/33 (m)	301,047
190,000	Series 2004-1, Class M1, FRN, 5.85%, 02/25/34 (m)	190,480
125,000	Series 2004-1, Class M2, FRN, 5.90%, 02/25/34 (m)	125,271
250,000	Series 2004-3, Class M1, FRN, 5.92%, 07/25/34 (m)	252,263
	MASTR Asset Backed Securities Trust,
26,934	Series 2005-NC1, Class A4, FRN, 5.58%, 12/25/34 (m)	26,942
125,000	Series 2005-OPT1, Class M2, FRN, 5.77%, 03/25/35 (m)	125,226
275,000	MBNA Credit Card Master Note Trust, Series 2001-C2, Class C2, FRN, 6.50%, 12/15/10 (e) (m)	279,220
	New Century Home Equity Loan Trust,
88,971	Series 2005-1, Class A2B, FRN, 5.57%, 03/25/35 (m)	89,014
125,000	Series 2005-1, Class M1, FRN, 5.80%, 03/25/35 (m)	125,520
150,000	Series 2005-2, Class A2B, FRN, 5.53%, 06/25/35 (m)	150,075

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
550,000	Nissan Auto Receivables Owner Trust, Series 2006-C, Class A2, 5.52%, 01/15/09 (m)	550,823
	Option One Mortgage Loan Trust,
43,806	Series 2003-1, Class A2, FRN, 5.77%, 02/25/33 (m)	43,850
23,968	Series 2003-5, Class A2, FRN, 5.67%, 08/25/33 (m)	24,015
750,000	Series 2005-4, Class A3, FRN, 5.61%, 11/25/35 (m)	751,890
	Residential Asset Securities Corp.,
21,371	Series 2002-KS4, Class AIIB, FRN, 5.60%, 07/25/32 (m)	21,374
35,058	Series 2003-KS5, Class AIIB, FRN, 5.64%, 07/25/33 (m)	35,066
38,486	Series 2003-KS9, Class A2B, FRN, 5.67%, 11/25/33 (m)	38,517
250,000	Series 2005-KS11, Class M2, FRN, 5.77%, 12/25/35 (m)	250,708
250,000	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class M1, FRN, 5.81%, 12/25/35 (m)	251,061
167,395	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	164,539
207,434	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10 (m)	204,649
	Wachovia Asset Securitization, Inc.,
57,935	Series 2002-HE2, Class A, FRN, 5.78%, 12/25/32 (m)	58,004
101,955	Series 2003-HE2, Class AII1, FRN, 5.61%, 06/25/33 (m)	102,192
231,098	Series 2003-HE3, Class A, FRN, 5.60%, 11/25/33 (m)	231,673
469,409	Wachovia Mortgage Loan Trust LLC, Series WMC1, Class A2, FRN, 5.53%, 10/25/35 (m)	469,727
750,000	Wells Fargo Home Equity Trust, Series 2006-3, Class A2, FRN, 5.50%, 01/25/37 (m)	749,325
114,601	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11 (m)	113,171
	Total Asset-Backed Securities (Cost $14,353,778)	14,343,384
	Collateralized Mortgage Obligations — 21.5%
	Agency CMO — 4.1%
	Federal Home Loan Mortgage Corp.,
428,428	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	18,346
115,716	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	1,367
799,401	Series 2779, Class SM, IF, IO, 1.80%, 10/15/18 (m)	42,750
356,062	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	18,414
2,222,119	Series 2813, Class SB, IF, IO, 1.70%, 02/15/34 (m)	138,418
225,602	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	3,184
2,162,279	Series 2861, Class GS, IF, IO, 1.85%, 01/15/21 (m)	57,295
	Federal National Mortgage Association,
1,077,583	Series 367, Class 2, IO, 5.50%, 01/25/36 (m)	253,906
727,081	Series 2004-61, Class TS, IF, IO, 1.75%, 10/25/31 (m)	33,837
619,602	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	63,421
407,054	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	411,095
368,153	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	372,033
886,704	Series 2006-59, Class DC, 6.50%, 12/25/33 (m)	896,340
381,621	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	385,608
372,642	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	376,535
335,845	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	339,513
	Government National Mortgage Association,
195,498	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	6,573
414,739	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	25,247
94,330	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	1,807
		3,445,689
	Non-Agency CMO — 17.4%
	Adjustable Rate Mortgage Trust,
81,243	Series 2004-1, Class 9A2, FRN, 5.75%, 01/25/35 (m)	81,386
53,653	Series 2005-4, Class 7A2, FRN, 5.58%, 08/25/35 (m)	53,855
199,398	Series 2005-5, Class 6A21, FRN, 5.58%, 09/25/35 (m)	199,579
112,477	Series 2005-6A, Class 2A1, FRN, 5.66%, 11/25/35 (m)	112,736
374,979	Series 2005-7, Class 7A21, FRN, 5.60%, 10/25/35 (m)	375,165
	Countrywide Alternative Loan Trust,
626,070	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	626,070

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   5

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
457,962	Series 2006-12CB, Class A6, 6.00%, 05/25/36 (m)	457,080
541,783	Series 2006-23CB, Class 2A1, 6.50%, 08/25/36 (m)	545,314
488,031	Series 2006-31CB, Class A15, 6.00%, 11/25/36 (m)	485,669
697,644	Series 2006-41CB, Class 2A12, 6.00%, 01/25/37 (m)	696,761
821,363	Series 2006-J5, Class 1A1, 6.50%, 09/25/36 (m)	830,999
993,157	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	989,320
168,694	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	168,272
624,892	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.00%, 08/25/36 (m)	623,566
28,203	Granite Mortgages plc (United Kingdom), Series 2004-3, Class 1A3, FRN, 5.47%, 09/20/44 (m)	28,200
138,941	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, FRN, 5.66%, 10/25/45 (m)	139,524
531,541	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, FRN, 5.70%, 01/25/35 (e) (m)	533,702
	Harborview Mortgage Loan Trust,
596,674	Series 2005-3, Class 2A1A, FRN, 5.59%, 06/19/35 (m)	598,212
224,031	Series 2005-9, Class 2A1A, FRN, 5.69%, 06/20/35 (m)	224,876
	Indymac Index Mortgage Loan Trust,
216,401	Series 2004-AR7, Class A1, FRN, 5.79%, 09/25/34 (m)	217,923
719,834	Series 2005-AR14, Class 2A1A, FRN, 5.65%, 08/25/35 (m)	722,584
116,142	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 5.50%, 05/25/35 (m)	116,307
	RESI Finance LP (Cayman Islands),
514,118	Series 2003-C, Class B3, FRN, 6.75%, 09/10/35 (e) (m)	522,990
95,207	Series 2003-C, Class B4, FRN, 6.95%, 09/10/35 (e) (m)	98,368
490,874	Series 2003-D, Class B3, FRN, 6.65%, 12/10/35 (e) (m)	492,533
160,478	Series 2003-D, Class B4, FRN, 6.85%, 12/10/35 (e) (m)	161,015
238,737	Series 2005-A, Class B3, FRN, 5.93%, 03/10/37 (e) (m)	240,528
97,444	Series 2005-A, Class B4, FRN, 6.03%, 03/10/37 (e) (m)	98,053
	Residential Accredit Loans, Inc.,
354,148	Series 2006-QS6, Class 1A2, 6.00%, 06/25/36 (m)	353,397
648,933	Series 2006-QS11, Class 1A1, 6.50%, 08/25/36 (m)	653,916
859,345	Series 2006-QS16, Class A7, 6.00%, 11/25/36 (m)	862,030
389,718	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 05/25/36 (m)	389,515
27,169	SACO I Trust, Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i) (m)	26,897
270,465	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, FRN, 5.58%, 05/25/45 (m)	271,123
328,788	Thornburg Mortgage Securities Trust, Series 2006-2, Class A2A, FRN, 5.46%, 04/25/36 (m)	328,908
362,119	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36 (m)	361,174
	Washington Mutual, Inc.,
132,703	Series 2005-AR2, Class 2A21, FRN, 5.68%, 01/25/45 (m)	133,139
354,310	Series 2005-AR9, Class A1A, FRN, 5.67%, 07/25/45 (m)	355,487
372,870	Series 2005-AR15, Class A1A1, FRN, 5.61%, 11/25/45 (m)	374,108
		14,550,281
	Total Collateralized Mortgage Obligations (Cost $18,166,250)	17,995,970
	Commercial Mortgage-Backed Securities — 6.4%
250,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.67%, 06/11/41 (m)	239,330
275,000	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, VAR, 5.72%, 03/15/49 (m)	283,903
415,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, VAR, 5.83%, 06/15/38 (m)	431,497
500,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.24%, 11/10/45 (m)	496,459

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
250,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.75%, 07/10/39 (m)	240,820
5,644	LB Commercial Conduit Mortgage Trust, Series 1999-C2, Class A1, 7.11%, 10/15/32 (m)	5,655
	LB-UBS Commercial Mortgage Trust,
575,000	Series 2005-C1, Class A4, 4.74%, 02/15/30 (m)	553,886
195,000	Series 2006-C4, Class A4, VAR, 5.90%, 06/15/38 (m)	203,970
241,552	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, FRN, 5.47%, 09/15/21 (e) (m)	241,641
125,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.66%, 05/12/39 (m)	128,634
	Morgan Stanley Capital I,
815,000	Series 2005-IQ9, Class A5, 4.70%, 07/15/56 (m)	782,424
750,000	Series 2006-IQ11, Class A2, VAR, 5.69%, 10/15/42 (m)	761,736
440,000	Series 2006-IQ12, Class A4, VAR, 5.33%, 12/15/43 (m)	438,886
	Wachovia Bank Commercial Mortgage Trust,
270,000	Series 2006-C26, Class A3, VAR, 6.01%, 06/15/45 (m)	282,853
290,000	Series 2006-C29, Class A4, 5.31%, 11/15/48 (m)	288,530
	Total Commercial Mortgage-Backed Securities (Cost $5,403,841)	5,380,224
	Corporate Bonds — 35.4%
	Aerospace & Defense — 0.0% (g)
50,000	L-3 Communications Corp., 5.88%, 01/15/15 (m)	48,250
	Auto Components — 0.0% (g)
44,000	TRW Automotive, Inc., 9.38%, 02/15/13 (m)	47,190
	Automobiles — 1.2%
	DaimlerChrysler NA Holding Corp.,
350,000	Series E, FRN, 5.90%, 10/31/08 (m)	351,355
625,000	5.88%, 03/15/11 (m)	627,353
		978,708
	Building Products — 0.1%
60,000	Owens Corning, Inc., 7.00%, 12/01/36 (e) (m)	60,089
	Capital Markets — 5.3%
50,000	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	49,625
	Bear Stearns Cos., Inc. (The),
1,250,000	FRN, 5.47%, 08/21/09 (m)	1,251,159
165,000	FRN, 5.53%, 04/29/08 (m)	165,417
220,000	Credit Suisse First Boston USA, Inc., FRN, 5.48%, 06/02/08 (m)	220,376
75,000	Credit Suisse USA, Inc., 5.50%, 08/16/11 (m)	75,817
	Goldman Sachs Group, Inc.,
290,000	5.95%, 01/15/27 (m)	286,554
250,000	FRN, 5.46%, 06/23/09 (m)	250,149
	Kaupthing Bank HF (Iceland),
355,000	5.75%, 10/04/11 (e) (m)	354,614
100,000	7.13%, 05/19/16 (e) (m)	106,068
400,000	FRN, 6.07%, 01/15/10 (e) (m)	402,749
	Lehman Brothers Holdings, Inc.,
60,000	5.75%, 07/18/11 (m)	61,173
150,000	5.75%, 01/03/17 (m)	151,920
315,000	FRN, 5.62%, 11/10/09 (m)	316,327
	Merrill Lynch & Co., Inc.,
225,000	6.22%, 09/15/26 (m)	231,855
300,000	FRN, 5.57%, 11/01/11 (m)	300,309
	Morgan Stanley,
100,000	5.63%, 01/09/12 (m)	101,648
100,000	FRN, 5.50%, 11/09/07 (m)	100,142
		4,425,902
	Chemicals — 0.3%
65,000	Huntsman LLC, 11.50%, 07/15/12 (m)	73,287
25,000	Nalco Co., 7.75%, 11/15/11 (m)	25,563
35,000	PolyOne Corp., 10.63%, 05/15/10 (m)	37,100
110,000	Potash Corp. of Saskatchewan (Canada), 5.88%, 12/01/36 (m)	106,096
		242,046
	Commercial Banks — 4.4%
225,000	Barclays Bank plc (United Kingdom), VAR, 5.93%, Perpetual (e) (m)	227,833
235,000	Commonwealth Bank of Australia (Australia), VAR, 6.02%, Perpetual (e) (m)	237,754
225,000	Deutsche Bank Capital Funding Trust VII, VAR, 5.63%, Perpetual (e) (m)	221,113
	Glitnir Banki HF (Iceland),
350,000	FRN, 5.53%, 10/15/08 (e) (m)	349,257
270,000	FRN, 5.80%, 01/21/11 (e) (m)	270,043
300,000	HBOS plc (United Kingdom), VAR, 5.92%, Perpetual (e) (m)	294,286
165,000	Industrial Bank of Korea (South Korea), VAR, 4.00%, 05/19/14 (e) (m)	159,827

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   7

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
175,000	Landsbanki Islands HF (Iceland), 6.10%, 08/25/11 (e) (m)	177,917
300,000	Lloyds TSB Group plc (United Kingdom), VAR, 6.27%, Perpetual (e) (m)	299,988
300,000	Shinsei Finance II (Cayman Islands), VAR, 7.16%, Perpetual (e) (m)	304,875
200,000	Standard Chartered plc (United Kingdom), VAR, 6.41%, Perpetual (e) (m)	198,413
175,000	SunTrust Preferred Capital I, VAR, 5.85%, Perpetual (m)	176,336
	VTB Capital S.A. for Vneshtorgbank (Russia),
300,000	FRN, 5.97%, 08/01/08 (e) (m)	300,150
100,000	FRN, 6.12%, 09/21/07 (m)	100,210
240,000	FRN, 6.12%, 09/21/07 (e) (m)	240,360
150,000	Woori Bank (South Korea), VAR, 5.75%, 03/13/14 (e) (m)	151,014
		3,709,376
	Commercial Services & Supplies — 0.1%
60,000	ACCO Brands Corp., 7.63%, 08/15/15 (m)	58,950
20,000	Allied Waste North America, Inc., 6.13%, 02/15/14 (m)	19,000
20,000	Corrections Corp. of America, 6.25%, 03/15/13 (m)	19,825
25,000	Quebecor World, Inc. (Canada), 9.75%, 01/15/15 (e) (m)	25,187
		122,962
	Communications Equipment — 0.5%
415,000	Cisco Systems, Inc., 5.25%, 02/22/11 (m)	416,041
	Computers & Peripherals — 0.2%
150,000	Hewlett-Packard Co., FRN, 5.50%, 05/22/09 (m)	150,237
	Consumer Finance — 2.9%
170,000	American General Finance Corp., Series H, 4.50%, 11/15/07 (m)	169,012
120,000	Capital One Capital III, 7.69%, 08/15/36 (m)	135,907
335,000	Capital One Financial Corp., 8.75%, 02/01/07 (m)	335,856
	Ford Motor Credit Co.,
55,000	7.25%, 10/25/11 (m)	53,860
175,000	FRN, 6.32%, 03/21/07 (m)	174,965
30,000	FRN, 6.94%, 01/15/10 (m)	29,338
90,000	GMAC LLC, 6.88%, 08/28/12 (m)	92,414
	HSBC Finance Corp.,
500,000	FRN, 5.49%, 09/15/08 (m)	501,274
300,000	FRN, 5.52%, 05/09/08 (m)	300,673
	International Lease Finance Corp.,
175,000	4.88%, 09/01/10 (m)	172,007
200,000	FRN, 5.59%, 05/24/10 (m)	200,724
250,000	SLM Corp., FRN, 5.52%, 07/27/09 (m)	250,437
		2,416,467
	Containers & Packaging — 0.1%
70,000	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	72,363
	Diversified Consumer Services — 0.1%
60,000	Service Corp. International, 7.38%, 10/01/14 (m)	62,700
	Diversified Financial Services — 4.8%
140,000	ABX Financing Co. (Cayman Islands), 6.35%, 10/15/36 (e) (m)	139,315
90,000	Bank of America Corp., 5.63%, 10/14/16 (m)	91,630
	Caterpillar Financial Services Corp.,
250,000	FRN, 5.42%, 08/11/09 (m)	249,947
305,000	Series F, FRN, 5.44%, 02/26/07 (m)	305,098
375,000	CIT Group, Inc., FRN, 5.52%, 08/15/08 (m)	375,774
100,000	General Electric Capital Corp., FRN, 5.43%, 05/19/08 (m)	100,122
102,774	IIRSA Norte Finance Ltd. (Peru), 8.75%, 05/30/24 (m)	120,503
500,000	K2 Corp., VAR, 5.43%, 02/15/09 (e) (i) (m)	500,000
254,000	Mizuho Capital Investment 1 Ltd. (Cayman Islands), VAR, 6.69%, Perpetual (e) (m)	256,266
195,000	Mizuho JGB Investment LLC, VAR, 9.87%, Perpetual (e) (m)	206,644
205,000	Mizuho Preferred Capital Co. LLC, VAR, 8.79%, Perpetual (e) (m)	214,425
295,000	MUFG Capital Finance 1 Ltd. (Cayman Islands), VAR, 6.35%, Perpetual (m)	299,392
345,000	Pricoa Global Funding I, 3.90%, 12/15/08 (e) (m)	335,272
325,000	Resona Preferred Global Securities Cayman Ltd. (Cayman Islands), VAR, 7.19%, Perpetual (e) (m)	339,116
230,000	SMFG Preferred Capital USD 1 Ltd. (Cayman Islands), VAR, 6.08%, Perpetual (e) (m)	227,348
96,000	TRAINS, Series HY-1-2006, 7.55%, 05/01/16 (e) (m)	97,966
115,000	Visant Corp., 7.63%, 10/01/12 (m)	116,437
		3,975,255

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 1.5%
215,000	AT&T, Inc., 6.80%, 05/15/36 (m)	228,529
30,000	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	32,100
170,000	Embarq Corp., 7.08%, 06/01/16 (m)	173,064
40,000	Qwest Communications International, Inc., FRN, 8.87%, 02/15/09 (m)	40,500
20,000	Qwest Corp., 8.88%, 03/15/12 (m)	22,275
475,000	Telefonica Emisones SAU (Spain), FRN, 5.67%, 06/19/09 (m)	475,578
	Verizon Communications, Inc.,
100,000	5.35%, 02/15/11 (m)	100,162
220,000	5.85%, 09/15/35 (m)	210,704
		1,282,912
	Electric Utilities — 0.8%
110,000	Appalachian Power Co., Series L, 5.80%, 10/01/35 (m)	103,908
115,000	ITC Holdings Corp., 6.38%, 09/30/36 (e) (m)	114,681
210,000	NiSource Finance Corp., 5.45%, 09/15/20 (m)	195,583
85,000	Ohio Power Co., Series K, 6.00%, 06/01/16 (m)	87,280
155,000	Pacificorp, 4.30%, 09/15/08 (m)	152,499
		653,951
	Electronic Equipment & Instruments — 0.0% (g)
20,000	NXP B.V./NXP Funding LLC (Netherlands), 7.88%, 10/15/14 (e) (m)	20,675
	Food & Staples Retailing — 0.2%
145,000	CVS Lease Pass-Through, 6.04%, 12/10/28 (e) (m)	144,400
	Gas Utilities — 0.4%
135,000	Duke Capital LLC, 8.00%, 10/01/19 (m)	156,945
140,000	Nakilat, Inc. (Qatar), 6.07%, 12/31/33 (e) (m)	138,437
30,000	Sonat, Inc., 7.63%, 07/15/11 (m)	31,800
		327,182
	Health Care Equipment & Supplies — 0.1%
50,000	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	51,000
	Health Care Providers & Services — 0.0% (g)
	HCA, Inc.,
20,000	9.25%, 11/15/16 (e) (m)	21,425
15,000	9.63%, 11/15/16 (e) (m)	16,125
1,000	Tenet Healthcare Corp., 7.38%, 02/01/13 (m)	919
		38,469
	Hotels, Restaurants & Leisure — 0.1%
70,000	MGM Mirage, Inc., 5.88%, 02/27/14 (m)	64,750
20,000	Vail Resorts, Inc., 6.75%, 02/15/14 (m)	20,000
		84,750
	Household Durables — 0.3%
60,000	Beazer Homes USA, Inc., 6.88%, 07/15/15 (m)	58,800
	DR Horton, Inc.,
35,000	5.63%, 09/15/14 (m)	33,806
35,000	8.50%, 04/15/12 (m)	36,635
25,000	Jarden Corp., 9.75%, 05/01/12 (m)	26,437
65,000	Sealy Mattress Co., 8.25%, 06/15/14 (m)	67,925
		223,603
	Insurance — 2.2%
75,000	Hartford Financial Services Group, Inc., 5.25%, 10/15/11 (m)	74,833
100,000	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	105,989
115,000	Metlife, Inc., VAR, 6.40%, 12/15/36 (m)	115,530
1,000,000	Monumental Global Funding II, FRN, 5.39%, 09/13/07 (e) (m)	1,000,443
130,000	Protective Life Secured Trust, FRN, 5.45%, 01/14/08 (m)	130,110
220,000	Reinsurance Group of America, Inc., VAR, 6.75%, 12/15/65 (m)	219,871
200,000	Stingray Pass-Through Trust (Cayman Islands), 5.90%, 01/12/15 (e) (m)	184,000
		1,830,776
	IT Services — 0.1%
	Iron Mountain, Inc.,
40,000	6.63%, 01/01/16 (m)	38,400
15,000	7.75%, 01/15/15 (m)	15,300
		53,700
	Media — 1.8%
55,000	Charter Communications Operating LLC, 8.00%, 04/30/12 (e) (m)	57,131
375,000	Comcast Corp., FRN, 5.67%, 07/14/09 (m)	375,834
100,000	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	89,250
55,000	DirecTV Holdings LLC, 6.38%, 06/15/15 (m)	52,731
80,000	Echostar DBS Corp., 7.13%, 02/01/16 (m)	80,000
125,000	News America, Inc., 6.20%, 12/15/34 (m)	120,652
120,000	TCI Communications, Inc., 7.88%, 02/15/26 (m)	137,037
145,000	Time Warner, Inc., 5.88%, 11/15/16 (m)	144,634

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   9

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
	Viacom, Inc.,
270,000	6.25%, 04/30/16 (m)	268,130
200,000	FRN, 5.71%, 06/16/09 (m)	200,337
15,000	WMG Holdings Corp., SUB, 0.00%, 12/15/14 (m)	12,000
		1,537,736
	Multi-Utilities — 1.5%
	Dominion Resources, Inc.,
110,000	Series C, 5.15%, 07/15/15 (m)	106,547
250,000	Series D, FRN, 5.66%, 09/28/07 (m)	250,100
280,000	Series E, 7.20%, 09/15/14 (m)	307,247
190,000	MidAmerican Energy Holdings Co., 6.13%, 04/01/36 (m)	191,530
30,000	NRG Energy, Inc., 7.38%, 02/01/16 (m)	30,150
250,000	Public Service Enterprise Group, Inc., FRN, 5.74%, 09/21/08 (m)	250,155
80,000	Xcel Energy, Inc., 6.50%, 07/01/36 (m)	84,524
		1,220,253
	Oil, Gas & Consumable Fuels — 1.5%
40,000	Chesapeake Energy Corp., 6.50%, 08/15/17 (m)	39,100
55,000	Energy Transfer Partners LP, 6.63%, 10/15/36 (m)	56,632
	Enterprise Products Operating LP,
175,000	Series B, 5.00%, 03/01/15 (m)	165,011
65,000	Series B, 6.65%, 10/15/34 (m)	66,069
195,000	Gazprom International S.A. (Russia), 7.20%, 02/01/20 (m)	205,725
150,000	OAO Gazprom (Russia), 9.13%, 04/25/07 (m)	151,560
	Pemex Project Funding Master Trust (Mexico),
150,000	FRN, 6.66%, 06/15/10 (e) (m)	153,975
150,000	FRN, 6.66%, 06/15/10 (m)	154,125
280,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar), 5.83%, 09/30/16 (e) (m)	280,823
		1,273,020
	Paper & Forest Products — 0.1%
50,000	Georgia Pacific Corp., 7.70%, 06/15/15 (m)	50,938
	Pharmaceuticals — 0.1%
115,000	Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36 (m)	111,737
	Real Estate Investment Trusts (REITs) — 0.7%
400,000	iStar Financial, Inc., 5.95%, 10/15/13 (e) (m)	402,015
230,000	WEA Finance LLC/WCI Finance LLC (Australia), 5.70%, 10/01/16 (e) (m)	230,864
		632,879
	Software — 0.5%
335,000	Oracle Corp. and Ozark Holding, Inc., FRN, 5.60%, 01/13/09 (m)	335,479
45,000	UGS Corp., 10.00%, 06/01/12 (m)	49,050
		384,529
	Specialty Retail — 0.2%
140,000	Home Depot, Inc., 5.88%, 12/16/36 (m)	137,385
	Thrifts & Mortgage Finance — 3.0%
400,000	Bancaja US Debt S.A. (Spain), FRN, 5.52%, 07/10/09 (e) (m)	400,256
250,000	Countrywide Financial Corp., FRN, 5.59%, 03/24/09 (m)	250,542
250,000	Northern Rock plc (United Kingdom), FRN, 5.50%, 10/19/07 (e) (m)	250,367
	Residential Capital LLC,
320,000	6.13%, 11/21/08 (m)	321,585
425,000	6.38%, 06/30/10 (m)	429,946
100,000	FRN, 5.85%, 06/09/08 (m)	99,790
300,000	FRN, 6.68%, 11/21/08 (m)	303,744
250,000	Sovereign Bancorp, Inc., FRN, 5.65%, 03/01/09 (e) (m)	250,603
180,000	Washington Mutual, Inc., FRN, 5.51%, 08/24/09 (m)	180,122
		2,486,955
	Wireless Telecommunication Services — 0.3%
200,000	America Movil S.A. de C.V. (Mexico), FRN, 5.47%, 06/27/08 (e) (m)	199,820
20,000	Dobson Cellular Systems, 8.38%, 11/01/11 (m)	21,075
25,000	Intelsat Bermuda Ltd. (Bermuda), 9.25%, 06/15/16 (e) (m)	26,875
30,000	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14 (m)	30,375
		278,145
	Total Corporate Bonds (Cost $29,462,852)	29,552,581
	Mortgage Pass-Through Securities — 64.8%
1,000,000	Federal Home Loan Mortgage Corp. Conventional Pools, ARM, 5.85%, 11/01/36 (m)	1,007,750
700,070	Federal National Mortgage Association Conventional Pools, 7.00%, 08/01/36 (m)	718,592

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp. Gold Pools,
80,027	6.00%, 02/01/35 (m)	80,637
15,410,000	TBA, 6.00%, 01/15/37	15,520,767
	Federal National Mortgage Association Various Pools,
4,162,822	7.00%, 09/01/31 – 08/01/36 (m)	4,273,710
1,000,000	TBA, 4.50%, 01/25/22	964,375
8,935,000	TBA, 5.00%, 01/25/37 – 03/25/37	8,625,062
3,079,000	TBA, 5.50%, 01/25/22 – 02/16/22	3,077,514
6,990,000	TBA, 5.50%, 01/25/37	6,906,994
400,000	TBA, 6.00%, 01/25/22	405,500
8,550,000	TBA, 6.50%, 01/25/37 – 02/25/37	8,708,066
	Government National Mortgage Association Various Pools,
3,000,000	TBA, 6.00%, 01/15/37	3,041,250
750,000	TBA, 6.50%, 01/15/37	769,219
	Total Mortgage Pass-Through Securities (Cost $54,271,021)	54,099,436
	U.S. Government Agency Securities — 0.9%
615,000	Federal National Mortgage Association, 7.13%, 01/15/30 (m) (Cost $654,145)	771,951
	U.S. Treasury Obligations — 7.7%
	U.S. Treasury Bonds,
780,000	4.50%, 02/15/36 (m)	741,732
60,000	5.38%, 02/15/31 (m)	64,270
134,000	6.13%, 11/15/27 (m)	155,471
410,000	6.25%, 05/15/30 (m)	488,412
150,000	6.75%, 08/15/26 (m)	184,512
360,000	7.25%, 08/15/22 (k) (m)	451,491
10,572	U.S. Treasury Inflation Indexed Note, 1.63%, 01/15/15 (m)	9,951
	U.S. Treasury Notes,
210,000	3.50%, 11/15/09 (m)	203,118
70,000	3.50%, 02/15/10 (m)	67,539
360,000	3.88%, 05/15/10 (m)	350,789
375,000	4.00%, 04/15/10 (m)	366,944
240,000	4.00%, 02/15/15 (m)	228,628
105,000	4.13%, 05/15/15 (m)	100,820
75,000	4.25%, 10/15/10 (m)	73,840
920,000	4.50%, 02/28/11 (m)	913,208
1,205,000	4.63%, 11/15/16 (m)	1,197,093
380,000	4.75%, 03/31/11 (m)	380,638
320,000	4.88%, 05/15/09 (m)	320,700
120,000	4.88%, 02/15/12 (m)	121,097
	Total U.S. Treasury Obligations (Cost $6,454,817)	6,420,253
	Foreign Government Securities — 2.4%
105,000	Brazilian Government International Bond (Brazil), 12.25%, 03/06/30 (m)	174,300
EUR 150,000	Bundesrepublik Deutschland (Germany), 4.75%, 07/04/34 (m)	218,897
$ 500,000	Government of Argentina (Argentina), FRN, 5.59%, 08/03/12 (m)	362,625
170,000	Government of Peru (Peru), 7.35%, 07/21/25 (m)	191,675
115,000	Government of Ukraine (Ukraine), 6.58%, 11/21/16 (e) (m)	115,000
115,000	Russian Federation (Russia), 12.75%, 06/24/28 (m)	208,150
	United Mexican States (Mexico),
400,000	FRN, 6.07%, 01/13/09 (m)	403,600
245,000	Series A, 8.00%, 09/24/22 (m)	299,390
	Total Foreign Government Securities (Cost $1,879,242)	1,973,637
	Total Long-Term Investments (Cost $130,645,946)	130,537,436

CONTRACTS
Options Purchased — 1.0%
	Call Options Purchased — 0.4%
4	30 Day Federal Funds Expiring 01/31/07 @ $94.75, American Style	125
19	30 Day Federal Funds Expiring 02/28/07 @ $94.75, American Style	990
16	30 Day Federal Funds Expiring 04/30/07 @ $95.00, American Style	333
34	90 Day Eurodollar Futures Expiring 01/12/07 @ $95.00, American Style	213
46	90 Day Eurodollar Futures Expiring 03/19/07 @ $94.75, American Style	3,450
46	90 Day Eurodollar Futures Expiring 09/17/07 @ $95.75, American Style	3,738

NOTIONAL AMOUNT($)
	Call Options Purchased on Interest Rate Swaps:
2,140,000	Expiring 02/05/07. If exercised the Portfolio receives 4.80% and pays floating 3 month LIBOR expiring 02/07/17, European Style	633
19,195,000	Expiring 04/10/07. If exercised the Portfolio receives 4.88% and pays floating 3 month LIBOR expiring 04/12/08, European Style	79,198

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   11

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
13,640,000	Expiring 11/02/09. If exercised the Portfolio receives 4.49% and pays floating 3 month LIBOR expiring 11/04/19, European Style	215,707
	Total Call Options Purchased (Cost $382,775)	304,387
	Receiver/Payer Straddle on Interest Rate Swaps — 0.4%
1,790,000	Expiring 01/08/07. If exercised the Portfolio pays/receives 4.93% and receives/pays floating 3 month LIBOR, expiring 01/10/17, European Style	35,590
1,597,000	Expiring 01/19/07. If exercised the Portfolio pays/receives 5.06% and receives/pays floating 3 month LIBOR, expiring 01/23/17, European Style	20,220
22,800,000	Expiring 06/01/07. If exercised the Portfolio pays/receives 4.74% and receives/pays floating 3 month LIBOR, expiring 06/05/08, European Style	115,536
13,815,000	Expiring 10/02/08. If exercised the Portfolio pays/receives 4.46% and receives/pays floating 3 month LIBOR, expiring 10/06/18, European Style	138,560
	Total Receiver/Payer Straddle on Interest Rate Swaps (Cost $342,725)	309,906

CONTRACTS	SECURITY DESCRIPTION	VALUE($)
	Put Options Purchased — 0.2%
5	30 Day Federal Funds Expiring 01/31/07 @ $94.75, American Style	52
41	30 Day Federal Funds Expiring 02/28/07 @ $94.75, American Style	427
76	30 Day Federal Funds Expiring 04/30/07 @ $94.75, American Style	3,959
92	90 Day Eurodollar Futures Expiring 09/17/07 @ $95.00, American Style	62,100
23	1 Year Eurodollar Mid Curve Expiring 03/16/07 @ $95.25, American Style	14,663

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Put Options Purchased on Interest Rate Swaps:
47,255,000	Expiring 04/26/07. If exercised the Portfolio pays 5.25% and receives floating 3 month LIBOR expiring 04/25/08, European Style	66,228
8,665,000	Expiring 06/01/07. If exercised the Portfolio pays 5.10% and receives floating 3 month LIBOR expiring 06/05/08, European Style	18,955
7,945,000	Expiring 06/15/07. If exercised the Portfolio pays 4.91% and receives floating 3 month LIBOR expiring 06/19/08, European Style	26,287
	Total Put Options Purchased (Cost $138,141)	192,671
	Total Options Purchased (Cost $863,641)	806,964

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
1,456,551	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,456,551)	1,456,551
	Total Investments — 159.0% (Cost $132,966,138)	132,800,951
	Liabilities in Excess of Other Assets — (59.0)%	(49,303,003)
	NET ASSETS — 100.0%	$83,497,948

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
1	Euro-Bobl	March, 2007	$143,648	$(411)
11	U.K. Long Gilt	March, 2007	2,328,904	(32,521)
7	U.S. Treasury Bond	March, 2007	780,063	(10,394)
5	U.S. 2 Year Treasury Note	March, 2007	1,020,156	(2,405)
46	U.S. 5 Year Treasury Note	March, 2007	4,832,875	(28,019)
13	U.S. 10 Year Treasury Note	March, 2007	1,397,094	(9,677)
4	30 Days Federal Funds	April, 2007	1,579,668	(95)
	Short Futures Outstanding
(1)	30 Days Federal Funds	February, 2007	(394,834)	101
(19)	Euro-Bund	March, 2007	(2,910,143)	71,775
(7)	10 Year Swap	March, 2007	(744,297)	7,605
				$(4,041)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE (USD)
$(1,505,000)	FHLMC Gold Pool, 5.50%, 01/15/37, TBA	$(1,488,069)
(4,905,000)	FNMA, 5.50%, 02/25/37, TBA	(4,845,218)
(13,890,000)	FNMA, 6.00%, 02/25/37, TBA	(13,976,812)
	(Proceeds received $20,389,319)	$(20,310,099)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 12/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
171,000 EUR	02/28/07	$225,405	$226,313	$(907)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
90 Day Eurodollar Futures, American Style	$94.63	03/19/07	23	$(4,819)	$(4,313)
90 Day Eurodollar Futures, American Style	96.00	09/17/07	92	(15,824)	(4,025)
				$(20,643)	$(8,338)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA, European Style	$100.06	02/05/07	$4,000,000	$(5,937)	$(923)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   13

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

Call Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Goldman Sachs Capital Management	4.74% semi-annually	06/01/07	06/05/08	$22,800,000	$(16,188)	$(11,565)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
30 Day Federal Funds, American Style	$94.94	04/30/07	8	$(5,811)	$(5,667)
90 Day Eurodollar Futures, American Style	94.75	09/17/07	184	(27,048)	(65,550)
1 Year Eurodollar Mid Curve, American Style	95.38	01/12/07	23	(6,831)	(15,956)
				$(39,690)	$(87,173)

Put Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Bank of America	5.99% semi-annually	11/02/09	11/04/19	$13,640,000	$(259,160)	$(227,549)
Barclays Bank plc	5.40% semi-annually	04/26/07	04/30/08	47,255,000	(35,914)	(39,564)
					$(295,074)	$(267,113)

Receiver/Payer Straddle on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Barclays Bank plc	5.96% quarterly	10/02/08	10/06/18	$13,815,000	$(186,503)	$(132,922)
Goldman Sachs Capital Management	4.73% quarterly	12/12/07	12/14/08	23,034,000	(141,659)	(142,873)
Goldman Sachs Capital Management	5.23% quarterly	12/06/13	12/10/23	2,351,000	(216,292)	(206,375)
					$(544,454)	$(482,170)

*	The Portfolio would receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Portfolio would pay a floating rate based on 3-month USD LIBOR, if exercised.

***	The Portfolio would pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

****	European Style

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE PORTFOLIO	PAYMENTS RECEIVED BY THE PORTFOLIO	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	3 month LIBOR quarterly	5.10% semi-annually	01/11/09	$140,000	$(166)
Bank of America	3 month LIBOR quarterly	5.10% semi-annually	01/11/09	7,455,000	(8,993)
Bank of America	5.05% semi-annually	3 month LIBOR quarterly	01/11/12	3,205,000	7,171
Bank of America	5.10% semi-annually	3 month LIBOR quarterly	01/11/12	30,000	5
Bank of America	4.98% semi-annually	3 month LIBOR quarterly	12/16/16	205,000	3,175
Bank of America	5.24% semi-annually	3 month LIBOR quarterly	11/04/19	7,786,079	24,612
Barclays Bank plc	5.21% semi-annually	3 month LIBOR quarterly	10/06/18	6,237,700	3,987
Citibank, N.A.	3 month LIBOR quarterly	5.10% semi-annually	12/28/16	450,000	(2,787)
Citibank, N.A.	3 month LIBOR quarterly	5.10% semi-annually	12/29/16	900,000	(5,445)
Citibank, N.A.	3 month LIBOR quarterly	5.15% semi-annually	01/02/17	1,350,000	(3,843)
Credit Suisse International	5.05% semi-annually	3 month LIBOR quarterly	08/15/16	1,427,500	14,389
Deutsche Bank AG, New York	5.03% semi-annually	3 month LIBOR quarterly	11/15/10	1,170,000	3,413
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR quarterly	08/19/11	860,000	(27,984)
Goldman Sachs Capital Management	3 month LIBOR quarterly	4.85% semi-annually	06/05/08	2,280,000	(6,905)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.01% semi-annually	06/05/08	3,420,000	(5,245)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.10% semi-annually	06/05/08	14,590,000	(10,082)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.20% semi-annually	01/11/09	7,285,000	5,004
Goldman Sachs Capital Management	5.21% semi-annually	3 month LIBOR quarterly	01/11/12	3,190,000	(15,085)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.23% semi-annually	12/10/23	364,405	(4,441)
Lehman Brothers Special Financing	3 month LIBOR quarterly	4.95% semi-annually	04/12/08	1,000,000	(2,684)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.05% semi-annually	04/12/08	2,813,000	(4,938)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.09% semi-annually	04/12/08	1,020,000	(1,451)
Lehman Brothers Special Financing	5.42% semi-annually	3 month LIBOR quarterly	05/21/09	1,485,000	(9,505)
Lehman Brothers Special Financing	5.09% semi-annually	3 month LIBOR quarterly	05/15/11	124,000	73
Lehman Brothers Special Financing	5.79% semi-annually	3 month LIBOR quarterly	06/27/16	765,000	(35,169)
UBS Warburg	5.13% semi-annually	3 month LIBOR quarterly	12/04/16	1,080,000	4,533
UBS Warburg	5.14% semi-annually	3 month LIBOR quarterly	12/04/16	1,080,000	3,945
UBS Warburg	3 month LIBOR quarterly	5.23% semi-annually	12/04/36	550,000	(6,570)
UBS Warburg	3 month LIBOR quarterly	5.26% semi-annually	12/04/36	560,000	(4,503)
					$(85,489)

Total Return Swap

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE PORTFOLIO (r)	PAYMENTS RECEIVED BY THE PORTFOLIO(r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
UBS Warburg	Lehman AAA 8.5 Year + CMBS Index	Monthly nominal spread on Lehman AAA 8.5 Year + CMBS Index plus 10 BPS	Total Return on Lehman AAA 8.5 Year + CMBS Index	01/01/07	$1,500,000	$2,870

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   15

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	TERMINATION DATE	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE		NOTIONAL AMOUNT (USD)	VALUE (USD)
Akzo, 4.25%, 06/14/11	Citibank, N.A.	12/20/11	Buy	23	BPS quarterly	$400,000	$326
BASF, 3.50%, 07/08/10	UBS Warburg	12/20/11	Buy	10.5	BPS quarterly	400,000	(177)
Brazilian Government International Bond, 12.25%, 03/06/30	Bear Stearns Credit Products	12/20/11	Buy	103	BPS semi-annually	185,000	(377)
Brazilian Government International Bond, 12.25%, 03/06/30	Deutsche Bank AG, New York	04/20/07	Sell	235	BPS semi-annually	1,000,000	11,233
Brazilian Government International Bond, 12.25%, 03/06/30	Deutsche Bank AG, New York	12/20/11	Buy	108.5	BPS semi-annually	520,000	(2,837)
Brazilian Government International Bond, 12.25%, 03/06/30	Lehman Brothers Special Financing	09/20/10	Buy	300	BPS semi-annually	600,000	(49,337)
Brazilian Government International Bond, 12.25%, 03/06/30	Lehman Brothers Special Financing	10/20/10	Buy	261.5	BPS semi-annually	350,000	(23,226)
Brazilian Government International Bond, 12.25%, 03/06/30	Lehman Brothers Special Financing	09/20/11	Sell	119	BPS semi-annually	190,000	2,529
Brazilian Government International Bond, 12.25%, 03/06/30	Lehman Brothers Special Financing	09/20/11	Sell	120	BPS semi-annually	200,000	2,751
Brazilian Government International Bond, 12.25%, 03/06/30	Lehman Brothers Special Financing	12/20/11	Buy	111	BPS semi-annually	450,000	(2,922)
Brazilian Government International Bond, 12.25%, 03/06/30	Morgan Stanley Capital Services	10/20/10	Buy	290	BPS semi-annually	500,000	(40,539)
Brazilian Government International Bond, 12.25%, 03/06/30	Morgan Stanley Capital Services	10/20/10	Buy	335	BPS semi-annually	150,000	(14,608)
Brazilian Government International Bond, 12.25%, 03/06/30	UBS Warburg	12/20/11	Buy	102	BPS semi-annually	400,000	(971)
Brazilian Government International Bond, 12.25%, 03/06/30	UBS Warburg	12/20/11	Buy	103	BPS semi-annually	370,000	(1,070)
Diamond Offshore, 0.0%, 06/06/20	Goldman Sachs Capital Management	03/20/12	Buy	51.3	BPS quarterly	200,000	(807)
Dow Jones CDX.HY.100 S6.0611	Lehman Brothers Special Financing (1)	06/20/11	Buy	345	BPS quarterly	1,980,000	(79,860)
Dow Jones CDX.NA.HY.7	Deutsche Bank AG, New York (2)	12/20/11	Buy	325	BPS quarterly	275,000	(7,153)
Dow Jones CDX.NA.HY.7	Lehman Brothers Special Financing (3)	12/20/11	Buy	325	BPS quarterly	275,000	(6,951)
Dow Jones CDX.NA.IG.6	Goldman Sachs Capital Management (4)	06/20/11	Sell	40	BPS quarterly	2,000,000	8,600
Encana Corp., 4.75%, 10/15/13	Morgan Stanley Capital Services	12/20/11	Buy	35	BPS quarterly	300,000	941
Gannett Co., 6.38%, 04/01/12	Morgan Stanley Capital Services	09/20/11	Buy	37	BPS quarterly	400,000	784
Government of Argentina, 8.28%, 12/31/33	Citibank, N.A.	10/20/07	Buy	114	BPS semi-annually	260,000	(1,968)
Government of Argentina, 8.28%, 12/31/33	Citibank, N.A.	10/20/10	Sell	296.5	BPS semi-annually	260,000	14,229
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	09/20/10	Sell	343	BPS semi-annually	600,000	42,694
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	10/20/10	Sell	303.5	BPS semi-annually	350,000	18,920
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	09/20/11	Buy	208.5	BPS semi-annually	390,000	(3,549)
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	10/20/10	Sell	338	BPS semi-annually	500,000	35,422
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	10/20/10	Sell	400	BPS semi-annually	150,000	13,954
Government of Indonesia, 6.75%, 03/10/14	Citibank, N.A.	06/20/11	Sell	185	BPS quarterly	245,000	8,482

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Credit Default Swaps — Continued

REFERENCED OBLIGATION	SWAP COUNTERPARTY	TERMINATION DATE	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE		NOTIONAL AMOUNT (USD)		VALUE (USD)
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	06/20/11	Sell	185	BPS quarterly		$590,000	$21,569
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	06/20/11	Sell	205	BPS quarterly		295,000	13,149
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	09/20/11	Sell	176.5	BPS quarterly		40,000	1,248
Government of Philippines, 10.63%, 03/16/25	Citibank, N.A.	06/20/11	Buy	199	BPS quarterly		245,000	(9,218)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	06/20/11	Buy	199	BPS quarterly		590,000	(22,910)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	06/20/11	Buy	221	BPS quarterly		295,000	(14,049)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	09/20/11	Buy	190	BPS quarterly		40,000	(1,349)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	10/20/11	Sell	175	BPS semi-annually		305,000	6,005
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	10/20/11	Sell	189	BPS semi-annually		170,000	3,369
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	07/20/10	Sell	190	BPS semi-annually		650,000	19,786
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	09/20/10	Sell	176	BPS semi-annually		550,000	11,650
Government of Ukraine, 7.65%, 06/11/13	UBS Warburg	08/20/10	Sell	184	BPS semi-annually		1,000,000	27,117
Hannover Finance SA, 5.75%, 02/26/24	Morgan Stanley Capital Services	12/20/11	Buy	9.5	BPS quarterly		800,000	(224)
Kaupthing Bunadarbanki HF, 5.55%, 12/01/09	Morgan Stanley Capital Services	12/20/07	Sell	31	BPS quarterly	EUR	800,000	1,774
Landsbanki Island, 10/19/10	Morgan Stanley Capital Services	09/20/07	Sell	45	BPS quarterly	EUR	300,000	875
Liberty Mutual, 7.88%, 10/15/26	Merrill Lynch International	06/20/11	Buy	30	BPS quarterly		$200,000	(1,123)
Linde AG Loan Facility, Tranche B, 5.85%, 11/03/07	Morgan Stanley Capital Services	03/20/08	Sell	25	BPS quarterly	GBP	140,000	(53)
Munich Re Finance BV, 6.75%, 06/21/23	Morgan Stanley Capital Services	12/20/11	Buy	7	BPS quarterly		$400,000	(59)
Munich Re Finance BV, 6.75%, 12/21/23	Morgan Stanley Capital Services	12/20/11	Buy	7	BPS quarterly		400,000	(59)
Pemex, 9.50%, 09/15/27	Citibank, N.A.	05/20/10	Buy	116.5	BPS semi-annually		2,000,000	(48,747)
Pemex, 9.50%, 09/15/27	Citibank, N.A.	06/20/10	Buy	125	BPS semi-annually		1,000,000	(26,420)
Reed Elsevier, 5.75%, 07/31/08	UBS Warburg	12/20/11	Buy	20	BPS quarterly		400,000	(177)
Russian Federation, 5.00%, 03/31/30	Bear Stearns Credit Products	12/20/11	Sell	45.5	BPS semi-annually		370,000	218
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	06/20/10	Sell	104	BPS semi-annually		1,000,000	21,588
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	06/20/10	Sell	105	BPS semi-annually		1,500,000	32,861
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	07/20/10	Sell	101	BPS semi-annually		1,000,000	25,149
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	12/20/11	Sell	51	BPS semi-annually		1,040,000	3,772
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	12/20/11	Sell	52.5	BPS semi-annually		900,000	3,866
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	04/20/10	Sell	140	BPS semi-annually		1,000,000	34,497
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	07/20/10	Buy	90	BPS semi-annually		650,000	(13,862)
Russian Federation, 5.00%, 03/31/30	UBS Warburg	08/20/10	Buy	90	BPS semi-annually		1,000,000	(21,502)
Russian Federation, 5.00%, 03/31/30	UBS Warburg	12/20/11	Sell	45.5	BPS semi-annually		800,000	1,536
Russian Federation, 5.00%, 03/31/30	UBS Warburg	12/20/11	Sell	46	BPS semi-annually		740,000	1,594
Russian Federation, 12.75%, 06/24/28	Morgan Stanley Capital Services	09/20/10	Buy	64	BPS semi-annually		550,000	(5,886)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   17

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

Credit Default Swaps — Continued

REFERENCED OBLIGATION	SWAP COUNTERPARTY	TERMINATION DATE	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE		NOTIONAL AMOUNT (USD)	VALUE (USD)
Sara Lee Corp., 6.13%, 11/01/32	Goldman Sachs Capital Management	12/20/11	Buy	89	BPS quarterly	$200,000	$(3,057)
Sara Lee Corp., 6.13%, 11/01/32	Morgan Stanley Capital Services	09/20/11	Buy	51	BPS quarterly	250,000	(63)
Solvay, 4.63%, 06/27/18	UBS Warburg	12/20/11	Buy	16.5	BPS quarterly	400,000	(177)
Southwest Airlines, 6.50%, 03/01/12	Lehman Brothers Special Financing	09/20/13	Buy	30	BPS quarterly	100,000	722
Talisman Energy, Inc., 7.25%, 10/15/27	Morgan Stanley Capital Services	12/20/11	Buy	40	BPS quarterly	300,000	1,322
Thales SA, 4.38%, 07/22/11	Morgan Stanley Capital Services	12/20/11	Buy	18	BPS quarterly	400,000	(660)
Transocean, Inc., 7.38%, 04/15/18	Goldman Sachs Capital Management	03/20/12	Buy	31	BPS quarterly	300,000	252
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	05/20/08	Buy	29	BPS semi-annually	4,820,000	(9,637)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	06/20/10	Buy	105	BPS semi-annually	1,000,000	(24,001)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	06/20/10	Buy	106	BPS semi-annually	1,500,000	(36,482)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	07/20/10	Buy	96	BPS semi-annually	1,000,000	(25,412)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	05/20/11	Sell	66.75	BPS semi-annually	2,140,000	26,771
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	04/20/10	Buy	112	BPS semi-annually	1,000,000	(26,931)
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	05/20/10	Sell	100	BPS semi-annually	2,000,000	47,900
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	06/20/10	Sell	105	BPS semi-annually	1,000,000	25,009
Valero Energy Corp., 6.88%, 04/15/12	Barclays Bank plc	12/20/11	Buy	39	BPS quarterly	200,000	(459)
Valero Energy Corp., 6.88%, 04/15/12	Goldman Sachs Capital Management	12/20/11	Buy	39	BPS quarterly	100,000	(497)
Xl Capital, 5.25%, 09/15/14	Bear Stearns Credit Products	09/20/11	Buy	43	BPS quarterly	250,000	(2,780)
							$(37,682)

(1)	Premiums received of $67,476.

(2)	Premiums received of $7,528.

(3)	Premiums received of $6,862.

(4)	Premiums paid of $18,924.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America (s)	FHLB, 4.75%, 12/16/16	$99.54	01/11/07	$205,000	$(3,117)
Credit Suisse International (s)	U.S. Treasury Note, 4.88%, 08/15/16	101.70	01/16/07	1,379,000	(6,106)
Deutsche Bank AG, New York (s)	FHLB, 5.38%, 08/19/11	101.85	01/11/07	860,000	(1,290)
Deutsche Bank AG, New York (s)	FHLMC, 4.50%, 01/15/14	97.43	01/11/07	1,095,000	(2,079)
Deutsche Bank AG, New York (s)	FNMA, 6.63%, 11/15/10	106.75	01/18/07	1,100,000	(10,213)
Lehman Brothers Special Financing (t)	FNMA 30 Year, 6.00%, 01/25/07, TBA	100.89	01/04/07	3,500,000	7,370
Lehman Brothers Special Financing (s)	FNMA 15 Year, 5.50%, 01/25/07, TBA	100.25	01/10/07	3,200,000	(8,729)
Lehman Brothers Special Financing (s)	FHLMC, 5.75%, 06/27/16	104.85	01/11/07	765,000	(5,536)
Lehman Brothers Special Financing (s)	FNMA, 6.00%, 05/15/11	105.01	01/18/07	120,000	(1,194)
Lehman Brothers Special Financing (s)	FHLMC, 5.25%, 05/21/09	100.91	01/31/07	1,485,000	(3,727)
UBS Warburg (s)	GNMA 30 Year, 5.00%, 02/25/07, TBA	97.46	02/05/07	3,740,000	(33,865)
					$(68,486)

(s)	Portfolio pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(t)	Portfolio pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

ABBREVIATIONS:

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e) —	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g) —	Amount rounds to less than 0.1%.

(i) —	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m) —	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(r) —	Rates shown are per annum and payments are as described.

ARM —	Adjustable Rate Mortgage

BPS —	Basis Points

CMBS —	Commercial Mortgage Backed Security

CMO —	Collateralized Mortgage Obligation

EUR —	Euro

FHLB —	Federal Home Loan Bank

FHLMC —	Federal Home Loan Mortgage Corporation

FNMA —	Federal National Mortgage Association

FRN —	Floating Rate Note. The rate shown is the rate in effect as of December 31, 2006.

GBP —	British Pound

GNMA —	Government National Mortgage Association

IF —	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of December 31, 2006. The rate may be subject to a cap and floor.

IO —	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR —	London Interbank Offered Rate

Perpetual —	Security does not have a predetermined maturity date. Rates for these securities are fixed for a period of time and then revert to a floating rate. The interest rate shown is the rate in effect at December 31, 2006.

SUB —	Step-Up Bond. The rate shown is the rate in effect as of December 31, 2006.

TBA —	To Be Announced

TRAINS —	Targeted Return Index

USD —	United States Dollar

VAR —	Variable Rate Note. The interest rate shown is the rate in effect as of December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   19

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$131,344,400
Investments in affiliates, at value	1,456,551
Total investment securities, at value	132,800,951
Foreign currency, at value	4,787
Receivables:
Investment securities sold	71,154,073
Portfolio shares sold	16,671
Interest and dividends	655,780
Variation margin on futures contracts	47,339
Outstanding swap contracts, at value	575,011
Total Assets	205,254,612

LIABILITIES:
Payables:
Due to custodian	26,310
Investment securities purchased	99,654,153
Portfolio shares redeemed	46,531
Unrealized depreciation on forward foreign currency exchange contracts	907
Securities sold short, at value	20,310,099
Outstanding options written, at fair value	857,282
Outstanding swap contracts, at value	763,798
Accrued liabilities:
Investment advisory fees	21,367
Administration fees	21,744
Custodian and accounting fees	448
Trustees’ and Officers’ fees	51
Other	53,974
Total Liabilities	121,756,664
Net Assets	$83,497,948

NET ASSETS:
Paid in capital	$80,211,639
Accumulated undistributed (distributions in excess of) net investment income	3,829,050
Accumulated net realized gains (losses)	(390,763)
Net unrealized appreciation (depreciation)	(151,978)
Total Net Assets	$83,497,948

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	7,035,705

Net asset value, offering and redemption price per share	$11.87

Cost of investments	$132,966,138
Cost of foreign currency	4,842
Proceeds received from short positions	20,389,319
Premiums received from options written	921,986
Premiums paid on swaps	18,924
Premiums received on swaps	81,866

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Bond Portfolio
INVESTMENT INCOME:
Interest income	$4,325,548
Dividend income	6,665
Dividend income from affiliates (a)	234,845
Total investment income	4,567,058

EXPENSES:
Investment advisory fees	250,994
Administration fees	166,183
Custodian fees	56,503
Professional fees	95,402
Trustees’ and Officers’ fees	3,425
Transfer agent fees	5,082
Printing and mailing costs	55,808
Other	2,992
Total expenses	636,389
Less earnings credits	(8,904)
Net expenses	627,485
Net investment income (loss)	3,939,573

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(698,920)
Short positions	(67,194)
Options written	987,671
Futures	130,713
Swaps	(385,799)
Foreign currency transactions	(16,573)
Net realized gain (loss)	(50,102)
Change in net unrealized appreciation (depreciation) of:
Investments	(111,851)
Short positions	79,220
Options written	(199,488)
Futures	5,528
Swaps	(45,601)
Foreign currency translations	3,219
Change in net unrealized appreciation (depreciation)	(268,973)
Net realized/unrealized gains (losses)	(319,075)
Change in net assets resulting from operations	$3,620,498

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   21

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Bond Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,939,573	$3,267,233
Net realized gain (loss)	(50,102)	(147,642)
Change in net unrealized appreciation (depreciation)	(268,973)	(850,067)
Change in net assets resulting from operations	3,620,498	2,269,524

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,298,092)	(2,934,536)
From net realized gains	(140,292)	(1,482,238)
Total distributions to shareholders	(3,438,384)	(4,416,774)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	9,343,546	12,639,681
Dividends reinvested	3,438,384	4,416,774
Cost of shares redeemed	(16,160,704)	(13,271,439)
Change in net assets from capital transactions	(3,378,774)	3,785,016

NET ASSETS:
Change in net assets	(3,196,660)	1,637,766
Beginning of period	86,694,608	85,056,842
End of period	$83,497,948	$86,694,608
Accumulated undistributed (distributions in excess of) net investment income	$3,829,050	$3,253,397

SHARE TRANSACTIONS:
Issued	795,302	1,061,265
Reinvested	303,479	379,448
Redeemed	(1,378,733)	(1,115,438)
Change in shares	(279,952)	325,275

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Portfolio
Year Ended December 31, 2006	$11.85	$0.58	$(0.07)	$0.51	$(0.47)	$(0.02)	$(0.49)
Year Ended December 31, 2005	12.17	0.45	(0.14)	0.31	(0.42)	(0.21)	(0.63)
Year Ended December 31, 2004	12.34	0.41	0.09	0.50	(0.44)	(0.23)	(0.67)
Year Ended December 31, 2003	12.54	0.39	0.07	0.46	(0.39)	(0.27)	(0.66)
Year Ended December 31, 2002	11.61	0.40	0.62	1.02	(0.09)	—	(0.09)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.87	4.49%	$83,498	0.75%	4.71%	0.76%	641%
11.85	2.64	86,695	0.75	3.79	0.75	732
12.17	4.29	85,057	0.75	3.06	0.75	544
12.34	3.72	91,695	0.75	2.98	0.75	545
12.54	8.80	96,185	0.75	3.49	0.75	608

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   25

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Bond Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The market value and percentage of net assets of illiquid securities as of December 31, 2006 were $1,417,965 and 1.7%, respectively.

C. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2006, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

26   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign currency exchange fluctuations. The Portfolio may also enter into forward foreign currency exchange contracts to generate gains to the Portfolio. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2006, the Portfolio had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

F. Written Options — When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Portfolio writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Call options subject the Portfolio to unlimited risk of loss. Put options subject the Portfolio only to the extent of the value of the underlying security. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2006, the Portfolio had written options contracts outstanding as listed on its Schedule of Portfolio Investments.

Transactions in written options during the year ended December 31, 2006 were as follows:

	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options Outstanding at December 31, 2005	171	$9,195	$95,415,000	$1,462,805
Options Written	1,997	417,823	439,827,500	3,304,790
Options expired	—	—	(7,580,000)	(19,006)
Options terminated in closing purchase transactions	(1,838)	(366,685)	(400,767,500)	(3,886,936)
Options outstanding at December 31, 2006	330	$60,333	$126,895,000	$861,653

G. Swaps — The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   27

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return that party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Portfolio may enter into credit default contracts in which it or its counterparties act as guarantors. By acting as the guarantor of the contract, the Portfolio assumes the market and credit risk of the underlying instrument (the “Referenced Obligation”) including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities. In the event that the Referenced Obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid to or by the Portfolio are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of December 31, 2006, the Portfolio had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

H. Short Sales — The Portfolio may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Portfolio is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates.

As of December 31, 2006, the Portfolio had outstanding short sales as listed on its Schedule of Portfolio Investments.

I. Commitments — The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

J. Dollar Rolls — The Portfolio may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of December 31, 2006, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Portfolio segregates assets with a current value at least equal to the amount of its TBA Dollar Rolls.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

L. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

M. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for

28   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

N. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(65,828)	$65,828

The reclassifications for the Portfolio relate primarily to differences in character for tax purposes of foreign currency gains and investment in swap contracts.

O. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.30%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006, was $9,069.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   29

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.75% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2006, the Portfolio incurred approximately $4,100 in brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$736,826,974	$721,526,323	$41,683,296	$47,430,734

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$132,977,893	$757,404	$934,346	$(176,942)

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,438,384	$—	$3,438,384

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,336,388	$80,386	$4,416,774

30   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,840,752	$(375,278)	$(157,824)

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward contracts, mark to market of futures contracts and straddle loss deferrals.

As of December 31, 2006, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2014	Total
$375,278	$375,278

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007 post-October currency losses of $11,853.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Portfolio is subject to the risk that should the Portfolio decide to sell illiquid investments when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio may invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high-risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These bonds involve a greater risk of default by the issuer because such securities are generally unsecured, often subordinated to other creditors’ claims and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of
JPMorgan Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

32   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

TRUSTEES
(Unaudited)

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy. Formerly Executive Vice President, President of Ford Financial Services Group, Chairman Ford Credit, and Chairman Ford Europe, Ford Motor Company.	12	Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   33

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

34   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   35

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Bond Portfolio
Actual	$1,000.00	$1,049.50	$3.87	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2006 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (“Advisory Agreement”). The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 5, 2006.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;

3.	payments received by the Advisor and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.	comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.	extent to which the advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;

7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolios;

8.	fees charged by the Advisor to other clients with similar investment objectives;

9.	the professional experience and qualifications of each Portfolio’s portfolio management teams and other senior personnel of the Advisor; and

10.	the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. The Trustees also took into account those interests of the portfolios that were in common.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2006; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the asset management organization; the financial stability of the JPMorgan organization and the adequacy of the resources of the asset management organization; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

and extent that meet the Portfolio’s operational requirements, are satisfactory and are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees noted that the management entities are entitled to earn a reasonable level of profit for services to the funds. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not excessive in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the performance attribution discussions with the Advisor at this meeting. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

The Trustees noted that longer term performance of the Bond Portfolio compared more favorably against peers and benchmark and performance was within a reasonable range of median for the three and five year periods.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee

38   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that although actual management fees and total expenses exceeded the median for competitor funds, the excess was a relatively small number of basis points, and that the funds in the competitor groups were relatively tightly clustered in terms of fees and expenses, and they concluded that the advisory fee was reasonable.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   39

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Treasury Income

For the year ended December 31, 2006, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 22%.

40   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-BP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Series

Trust II

JPMorgan International Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	19
Schedule of Shareholder Expenses	21
Board Approval of Investment Advisory Agreement	22
Tax Letter	25

HIGHLIGHTS

•	International markets outperformed their domestic counterparts

•	Continental Europe was the forerunning region due to merger activity

•	Global interest rate moves impacted currencies, especially the U.S. dollar

•	Focus remains on threat of higher interest rates

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan International Equity Portfolio. In the following pages, you’ll find information detailing the performance of the Portfolio for the year ended December 31, 2006, along with a report from the portfolio manager.

“While earnings growth expectations for this year are lower than in 2006, the markets are still attractively valued.”

International markets outpaced domestic markets

A strong end to the year saw the MSCI EAFE Index, a broad measure of international equity performance, rise over 26% (U.S. dollars) for the last twelve months. Continental Europe led the pack, followed by the Pacific Rim, emerging markets and the U.K., but Japan lagged despite posting positive returns. From a sector perspective, the market was led by utilities and telecommunications. The utility sector benefited from merger activity in Continental Europe, which drove valuations significantly above historic averages.

Interest rates rose globe in 2006

Interest rates rose across the globe in 2006. In the U.S., interest rates increased 100 basis points (bps) over the year, although they remained unchanged during the fourth quarter. In Europe, the European Central Bank (ECB) raised rates twice in the last quarter, totaling five upward moves for the year. Rates also advanced in China, the U.K., Australia and Japan. The ramifications of these moves on currencies were particularly evident on the U.S. dollar. The dollar index fell 9% over the year, while the yields on 10-year U.S. Treasuries were little changed at approximately 4.6% for the quarter after being as high as 5.2% earlier in the year.

Outlook

Despite rising interest rates and slowing economic growth in the U.S., global equity markets performed well in 2006. The threat of higher interest rates around the world still persists. We believe that rate hikes in Japan would likely be a positive sign, indicating that the domestic economy has finally found some traction.

While earnings growth expectations for this year are lower than in 2006, the markets are still attractively valued. However, disappointments to earnings growth expectations may be harshly punished going forward and, as a result, we have positioned our Portfolio of higher-growth, cheaper-valued companies to perform in a likely environment of scarcer growth.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year-End	December 31
Net Assets as of 12/31/2006	$104,410,774
Primary Benchmark	MSCI EAFE Index

Q:	How did the Portfolio perform?

A:	The JPMorgan International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies, returned 22.04% over the 12 months ended December 31, 2006, compared to the 26.34% return for the MSCI EAFE Index over the same period. Total return consists of capital growth and income.*

Q:	Why did the Portfolio perform this way?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the financial and utility sectors. From a stock-specific standpoint, GlaxoSmithKline plc, a global pharmaceutical company, was negatively impacted by news of potential new product delays and concerns over a slowdown in its asthma franchise. Nitto Denko Corp., a Japanese chemical company that processes electronics materials, was hurt by pricing pressures in the liquid crystal display (LCD) market, which impacted its optical unit and forced management to cut full-year forecasts.

On the positive side, stock selection in the consumer discretionary and energy sectors helped returns. From a stock-specific standpoint, shares of Esprit Holdings Ltd., a Hong Kong-based global clothing retailer, rose after full-year profits increased to record highs. The company has an aggressive strategy to increase its market share in Europe, which accounts for about 85% of global sales. British Land Company plc, a U.K.-based real estate company, benefited from strong capital inflows into the European property market. Office rents in 2006 rose at the fastest pace since 2001, especially in London where most of the company’s office properties are located. These developments have resulted in enhanced returns that the company can re-channel into other projects.

Q:	How was the Portfolio managed?

A:	We focus on stock selection to build a diversified portfolio of international equities that demonstrate attractive earnings growth prospects at reasonable valuations. In the meantime, markets remain underpinned by valuation. In terms of asset allocation, we continue to prefer European, Asian and Japanese markets. In particular, we have continued to favor an increasing level of exposure to the recovery in the domestic Japanese economy. While this was less affective than anticipated in 2006, we continue to believe that virtually all the conditions for a recovery are in place.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Total S.A. (France)	4.0%
2.	ENI S.p.A. (Italy)	3.1
3.	HSBC Holdings plc (United Kingdom)	3.1
4.	UBS AG (Switzerland)	2.4
5.	Tesco plc (United Kingdom)	2.2
6.	Vodafone Group plc (United Kingdom)	2.2
7.	GlaxoSmithKline plc (United Kingdom)	2.1
8.	Nestle S.A. (Switzerland)	1.9
9.	Barclays plc (United Kingdom)	1.9
10.	Roche Holding AG (Switzerland)	1.8

PORTFOLIO COMPOSITION**

United Kingdom	24.5%
Japan	21.3
France	13.6
Switzerland	11.1
Italy	5.6
Germany	4.4
Netherlands	4.3
Spain	2.9
Brazil	2.0
Belgium	1.8
Australia	1.4
Sweden	1.4
Finland	1.3
Hong Kong	1.2
Other (less than 1.0%)	2.3

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
INTERNATIONAL EQUITY PORTFOLIO	1/3/95	22.04%	11.59%	5.92%

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan International Equity Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, MSCI EAFE Index, and Lipper Variable Annuity International Funds Index from December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Annuity International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index and is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper Variable Annuity International Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1% (l)
	Common Stocks — 99.1%
	Australia — 1.4%
58,050	BHP Billiton Ltd.	1,154,567
18,400	Zinifex Ltd.	271,203
		1,425,770
	Belgium — 1.8%
39,620	Dexia	1,082,709
19,230	Fortis	818,380
		1,901,089
	Brazil — 2.0%
42,428	Cia Vale do Rio Doce ADR	1,261,809
8,448	Petroleo Brasileiro S.A. ADR	870,059
		2,131,868
	Finland — 1.3%
65,862	Nokia OYJ	1,337,466
	France — 13.6%
10,000	Accor S.A.	773,260
1,327	Arkema (a)	67,946
42,974	AXA S.A.	1,732,348
16,926	BNP Paribas	1,841,357
20,380	Cie de Saint-Gobain	1,707,675
9,912	Imerys S.A.	880,792
10,405	Lafarge S.A.	1,546,659
16,900	Sanofi-Aventis	1,558,197
57,496	Total S.A.	4,137,279
		14,245,513
	Germany — 4.4%
6,950	BASF AG	677,781
16,254	Bayerische Motoren Werke AG	933,574
34,450	Deutsche Post AG	1,039,769
367	Linde AG	37,941
14,800	SAP AG	786,442
11,330	Siemens AG	1,118,738
		4,594,245
	Hong Kong — 1.2%
117,500	Esprit Holdings Ltd.	1,308,770
	Ireland — 0.9%
39,620	Bank of Ireland	912,277
	Italy — 5.6%
113,000	Intesa Sanpaolo S.p.A.	870,257
96,874	ENI S.p.A.	3,258,383
41,700	Mediaset S.p.A.	493,843
141,100	UniCredito Italiano S.p.A.	1,233,462
		5,855,945
	Japan — 21.3%
25,100	Astellas Pharma, Inc.	1,137,784
94,000	Bank of Yokohama Ltd. (The)	734,140
23,400	Canon, Inc.	1,317,424
17,000	Credit Saison Co., Ltd.	583,969
23,000	Daikin Industries Ltd.	798,771
4,400	Hirose Electric Co., Ltd.	498,969
37,400	Honda Motor Co., Ltd.	1,476,147
30,500	Hoya Corp.	1,188,794
49,800	Mitsubishi Corp.	935,680
135	Mitsubishi UFJ Financial Group, Inc.	1,674,783
42,000	Mitsui Fudosan Co., Ltd.	1,023,297
134	Mizuho Financial Group, Inc.	955,818
10,500	Nidec Corp.	812,642
49,500	Nikko Cordial Corp.	567,670
15,600	Nitto Denko Corp.	779,283
29,300	Nomura Holdings, Inc.	552,737
9,000	Secom Co., Ltd.	465,970
28,800	Seven & I Holdings Co., Ltd.	895,536
16,400	Shin-Etsu Chemical Co., Ltd.	1,094,722
5,900	SMC Corp.	834,993
22,400	Sony Corp.	959,285
98,000	Sumitomo Corp.	1,467,034
142	Sumitomo Mitsui Financial Group, Inc.	1,453,871
		22,209,319
	Mexico — 0.6%
5,400	Fomento Economico Mexicano S.A. de C.V. ADR	625,104
	Netherlands — 4.3%
27,039	ING Groep N.V. CVA	1,194,809
29,125	Koninklijke Philips Electronics N.V.	1,095,195
66,284	Reed Elsevier N.V.	1,128,610
37,324	Wolters Kluwer N.V.	1,070,748
		4,489,362
	South Korea — 0.8%
1,210	Samsung Electronics Co., Ltd.	793,770
	Spain — 2.9%
15,940	Altadis S.A.	832,762
57,400	Banco Bilbao Vizcaya Argentaria S.A.	1,379,070
44,550	Banco Popular Espanol S.A.	805,946
		3,017,778
	Sweden — 1.4%
371,900	Telefonaktiebolaget LM Ericsson, Class B	1,495,470

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Switzerland — 11.1%
13,545	Adecco S.A.	923,179
15,185	Holcim Ltd.	1,388,710
5,510	Nestle S.A.	1,954,437
29,472	Novartis AG	1,693,056
10,749	Roche Holding AG	1,923,142
40,900	UBS AG	2,475,174
4,418	Zurich Financial Services AG	1,185,292
		11,542,990
	United Kingdom — 24.5%
136,727	Barclays plc	1,952,203
88,850	BG Group plc	1,208,181
14,700	BHP Billiton plc	269,203
44,270	British Land Co. plc	1,481,067
16,955	Burberry Group plc	213,564
165,168	Centrica plc	1,142,982
84,305	GlaxoSmithKline plc	2,218,996
175,200	HSBC Holdings plc	3,206,545
189,880	Kingfisher plc	885,351
38,219	Royal Bank of Scotland Group plc	1,487,428
35,600	Schroders plc	776,725
89,736	Smith & Nephew plc	936,084
41,510	Standard Chartered plc	1,209,252
293,403	Tesco plc	2,318,614
826,928	Vodafone Group plc	2,283,722
270,887	William Morrison Supermarkets plc	1,348,259
64,140	Wolseley plc	1,546,894
81,790	WPP Group plc	1,103,787
		25,588,857
	Total Investments — 99.1% (Cost $67,983,508)	103,475,593
	Other Assets in Excess of Liabilities — 0.9%	935,181
	NET ASSETS — 100.0%	$104,410,774

Percentages indicated are based on net assets.

The following table presents the portfolio investments of the Portfolio by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	19.9%
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	8.2
Food & Staples Retailing	4.4
Capital Markets	4.2
Trading Companies & Distributors	3.8
Construction Materials	3.6
Media	3.6
Insurance	2.8
Metals & Mining	2.8
Communications Equipment	2.7
Chemicals	2.5
Building Products	2.4
Electronic Equipment & Instruments	2.4
Automobiles	2.3
Wireless Telecommunication Services	2.2
Specialty Retail	2.1
Household Durables	2.0
Diversified Financial Services	1.9
Food Products	1.9
Real Estate Investment Trusts (REITs)	1.4
Commercial Services & Supplies	1.3
Office Electronics	1.3
Industrial Conglomerates	1.1
Multi-Utilities	1.1
Air Freight & Logistics	1.0
Real Estate Management & Development	1.0
Other (Less than 1.0%)	6.1

ABBREVIATIONS:

(a) —	Non-income producing security.

(l) —	All or a portion of these securities are segregated with the custodian for forward foreign currency contracts.

ADR —	American Depositary Receipt

CVA —	Dutch Certification

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are $100,718,620 and 96.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$103,475,593
Cash	1,122,449
Foreign currency, at value	116,038
Receivables:
Portfolio shares sold	50,794
Interest and dividends	128,106
Tax reclaims	116,877
Total Assets	105,009,857

LIABILITIES:
Payables:
Portfolio shares redeemed	465,754
Accrued liabilities:
Investment advisory fees	53,045
Administration fees	35,744
Custodian and accounting fees	11,569
Other	32,971
Total Liabilities	599,083
Net Assets	$104,410,774

NET ASSETS:
Paid in capital	71,147,827
Accumulated undistributed (distributions in excess of) net investment income	995,514
Accumulated net realized gains (losses)	(3,231,914)
Net unrealized appreciation (depreciation)	35,499,347
Total Net Assets	$104,410,774
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	7,082,403

Net asset value, offering and redemption price per share	$14.74

Cost of investments	$67,983,508
Cost of foreign currency	114,319

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

International Equity Portfolio
INVESTMENT INCOME:
Dividend income	$2,244,519
Interest income	38,931
Foreign taxes withheld	(201,750)
Total investment income	2,081,700

EXPENSES:
Investment advisory fees	563,016
Administration fees	379,887
Custodian and accounting fees	62,732
Professional fees	62,041
Trustees’ and Officers’ fees	2,975
Printing and mailing costs	44,489
Transfer agent fees	6,878
Other	4,014
Total expenses	1,126,032
Net investment income (loss)	955,668

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	4,228,506
Foreign currency transactions	40,898
Net realized gain (loss)	4,269,404

Change in net unrealized appreciation (depreciation) of:
Investments	13,513,548
Foreign currency translations	6,261
Change in net unrealized appreciation (depreciation)	13,519,809
Net realized/unrealized gains (losses)	17,789,213
Change in net assets resulting from operations	$18,744,881

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$955,668	$954,896
Net realized gain (loss)	4,269,404	1,487,720
Change in net unrealized appreciation (depreciation)	13,519,809	5,639,679
Change in net assets resulting from operations	18,744,881	8,082,295

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(960,387)	(628,288)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,228,496	19,330,306
Dividends reinvested	960,387	628,288
Cost of shares redeemed	(16,368,931)	(15,619,234)
Change in net assets from capital transactions	3,819,952	4,339,360

NET ASSETS:
Change in net assets	21,604,446	11,793,367
Beginning of period	82,806,328	71,012,961
End of period	$104,410,774	$82,806,328
Accumulated undistributed (distributions in excess of) net investment income	$995,514	$959,335

SHARE TRANSACTIONS:
Issued	1,430,660	1,733,709
Reinvested	69,608	58,919
Redeemed	(1,204,472)	(1,393,580)
Change in shares	295,796	399,048

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Equity Portfolio
Year Ended December 31, 2006	$12.20	$0.13	$2.55	$2.68	$(0.14)	$(0.14)
Year Ended December 31, 2005	11.12	0.14	1.04	1.18	(0.10)	(0.10)
Year Ended December 31, 2004	9.45	0.10	1.63	1.73	(0.06)	(0.06)
Year Ended December 31, 2003	7.20	0.03	2.28	2.31	(0.06)	(0.06)
Year Ended December 31, 2002	8.85	0.08	(1.69)	(1.61)	(0.04)	(0.04)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$14.74	22.04%	$104,411	1.20%	1.02%	1.20%	15%
12.20	10.69	82,806	1.20	1.27	1.20	8
11.12	18.37	71,013	1.20	1.14	1.20	13
9.45	32.44	44,708	1.20	0.69	1.56	123
7.20	(18.31)	20,292	1.20	1.04	1.52	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan International Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C.  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign currency exchange fluctuations. The Portfolio may also enter into forward foreign currency exchange contracts to generate gains to the Portfolio. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable daily

12   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$40,898	$(40,898)

The reclassifications for the Portfolio relate primarily to differences in character for tax purposes of foreign currency gains and losses.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.20% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$17,400,939	$13,443,115

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

14   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$68,146,546	$35,985,613	$(656,566)	$35,329,047

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$960,387	$—	$960,387

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$628,288	$—	$628,288

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$995,514	$(3,068,877)	$35,336,309

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2006, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2010	2011	Total
$1,995,994	$1,072,883	$3,068,877

During the year ended December 31, 2006, the Portfolio utilized capital loss carryforwards of $4,177,370.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2006, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2006, the Portfolio invested approximately 24.5% and 21.3%, of its net assets in issuers in the United Kingdom and Japan, respectively.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

16   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of
JPMorgan International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Equity Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   17

TRUSTEES
(Unaudited)

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy. Formerly Executive Vice President, President of Ford Financial Services Group, Chairman Ford Credit, and Chairman Ford Europe, Ford Motor Company.	12	Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

18   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   19

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

20   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$1,115.00	$6.40	1.20%
Hypothetical	1,000.00	1,019.16	6.11	1.20

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2006 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (“Advisory Agreement”). The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the ’1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 5, 2006.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;

3.	payments received by the Advisor and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.	comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;

7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolios;

8.	fees charged by the Advisor to other clients with similar investment objectives;

9.	the professional experience and qualifications of each Portfolio’s portfolio management teams and other senior personnel of the Advisor; and

10.	the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. The Trustees also took into account those interests of the Portfolios that were in common.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2006; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the asset management organization; the financial stability of the

22   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

JPMorgan organization and the adequacy of the resources of the asset management organization; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that meet the Portfolio’s operational requirements, are satisfactory and are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees noted that the management entities are entitled to earn a reasonable level of profit for services to the funds. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not excessive in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. The Trustees recognized that the performance of the International Equity Portfolio had improved in the past year. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the Advisor’s analysis provided at this meeting of the Portfolio’s performance relative to its strategy and process. The Trustees concluded that they were satisfied with

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

the processes being employed and asked that the Advisor continue to provide the Trustees with its regular performance reviews at each of the Trustees’ meetings.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that although actual management fees and total expenses exceeded the median for competitor funds, the excess was a relatively small number of basis points, and that the funds in the competitor groups were relatively tightly clustered in terms of fees and expenses, and they concluded that the advisory fee was reasonable.

24   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

For the fiscal year ended December 31, 2006, the Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses amounted to $2,146,701 and $195,989, respectively. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2006. These shareholders will receive more detailed information along with 2006 Form 1099-DIV.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   25

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-IEP-1206

ANNUAL REPORT  DECEMBER 31, 2006

JPMorgan

Series

Trust II

JPMorgan Mid Cap Value Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Trustees	17
Officers	18
Schedule of Shareholder Expenses	20
Board Approval of Investment Advisory Agreement	21
Tax Letter	24

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Mid Cap Value Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 28, 2001
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$298,608,186
Primary Benchmark	Russell Midcap
Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Mid Cap Value Portfolio, which seeks growth from capital appreciation, returned 16.84% over the 12 months ended December 31, 2006, compared to the 20.22% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the consumer staples, healthcare and industrial sectors. At the individual stock level, shares of Omnicare Inc., a geriatric pharmaceutical services company, came under pressure as several events, such as legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. CA Inc., a corporate software firm, failed to file its annual report with regulators by the deadline and announced that it may need to restate previously reported results from stock-option grants going back to fiscal year 1997. Furthermore, the company may have understated its subscription revenue in years prior to fiscal year 2006. Shares of Walter Industries Inc., a diversified industrial company, fell primarily on declining coal production. The company lowered earnings expectations late in the year, as the equivalent of two vessels of tonnage that were originally scheduled for completion in December 2006 slipped into early 2007.

On the positive side, stock selection in the consumer discretionary, materials and energy sectors contributed to returns. At the individual stock level, VF Corporation, a leading apparel manufacturer, experienced strong momentum in its outdoor business and improvement in denim. In addition, the company announced that it is in negotiations to acquire Eagle Creek Inc., a supplier of adventure travel gear, which would complement its fast-growing outdoor business. Acquisitions have also allowed the company to transition its mature lower-growth denim business into a diversified portfolio of higher-margin lifestyle brands. Shares of Albemarle Corp., a specialty chemical company, were strong throughout the year, as relief from higher raw material costs and price increases resulted in higher margins and profitability. Shares of Assurant Inc., a specialized insurance provider, rose on the back of strong results in its creditor-placed homeowner and extended service contract business.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed in an effort to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Assurant, Inc.	2.4%
2.	V.F. Corp.	2.3
3.	Coventry Health Care, Inc.	2.1
4.	AutoZone, Inc.	1.7
5.	Fortune Brands, Inc.	1.7
6.	Genuine Parts Co.	1.7
7.	Vulcan Materials Co.	1.6
8.	Old Republic International Corp.	1.6
9.	Kinder Morgan, Inc.	1.6
10.	M&T Bank Corp.	1.6

PORTFOLIO COMPOSITION**

Financials	25.1%
Consumer Discretionary	21.3
Utilities	9.3
Industrials	8.4
Consumer Staples	6.8
Materials	6.3
Health Care	5.6
Energy	4.8
Information Technology	4.0
Telecommunication Services	4.0
Short-Term Investment	4.6

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
MID CAP VALUE PORTFOLIO	9/28/01	16.84%	15.08%	16.64%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Mid Cap Value Portfolio commenced operations on 9/28/01.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell Midcap Value Index and Lipper Variable Annuity Mid-Cap Value Funds Index from September 28, 2001 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Annuity Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The Lipper Variable Annuity Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6%
	Common Stocks — 95.6%
	Beverages — 2.3%
45,600	Brown-Forman Corp., Class B	3,020,544
131,600	Constellation Brands, Inc., Class A (a)	3,819,032
		6,839,576
	Building Products — 0.9%
58,300	American Standard Cos., Inc.	2,673,055
	Capital Markets — 2.1%
96,500	E*Trade Financial Corp. (a)	2,163,530
42,600	Northern Trust Corp.	2,585,394
34,700	T. Rowe Price Group, Inc.	1,518,819
		6,267,743
	Chemicals — 3.4%
49,486	Albemarle Corp.	3,553,095
48,700	PPG Industries, Inc.	3,127,027
45,500	Sigma-Aldrich Corp.	3,536,260
		10,216,382
	Commercial Banks — 6.8%
54,400	Cullen/Frost Bankers, Inc.	3,036,608
39,300	M&T Bank Corp.	4,800,888
134,500	Synovus Financial Corp.	4,146,635
84,500	TCF Financial Corp.	2,316,990
66,000	Wilmington Trust Corp.	2,783,220
38,100	Zions Bancorp	3,140,964
		20,225,305
	Commercial Services & Supplies — 0.9%
62,700	Republic Services, Inc.	2,550,009
	Computers & Peripherals — 1.0%
72,200	NCR Corp. (a)	3,087,272
	Construction Materials — 1.6%
54,800	Vulcan Materials Co.	4,924,876
	Containers & Packaging — 1.3%
91,800	Ball Corp.	4,002,480
	Distributors — 1.7%
104,200	Genuine Parts Co.	4,942,206
	Diversified Telecommunication Services — 2.9%
102,400	CenturyTel, Inc.	4,470,784
290,680	Windstream Corp.	4,133,469
		8,604,253
	Electric Utilities — 3.7%
84,000	American Electric Power Co., Inc.	3,576,720
39,700	FirstEnergy Corp.	2,393,910
70,600	PPL Corp.	2,530,304
102,100	Westar Energy, Inc.	2,650,516
		11,151,450
	Electrical Equipment — 1.0%
94,350	AMETEK, Inc.	3,004,104
	Electronic Equipment & Instruments — 2.4%
36,500	Amphenol Corp., Class A	2,265,920
81,500	Arrow Electronics, Inc. (a)	2,571,325
93,900	Jabil Circuit, Inc.	2,305,245
		7,142,490
	Food & Staples Retailing — 1.1%
90,600	SUPERVALU, Inc.	3,238,950
	Food Products — 1.6%
67,550	Dean Foods Co. (a)	2,856,014
177,700	Del Monte Foods Co.	1,960,031
		4,816,045
	Gas Utilities — 3.1%
72,700	Energen Corp.	3,412,538
42,700	Questar Corp.	3,546,235
82,200	UGI Corp.	2,242,416
		9,201,189
	Health Care Providers & Services — 5.0%
84,000	Community Health Systems, Inc. (a)	3,067,680
128,250	Coventry Health Care, Inc. (a)	6,418,913
18,829	Henry Schein, Inc. (a)	922,244
59,300	Omnicare, Inc.	2,290,759
42,600	Quest Diagnostics, Inc.	2,257,800
		14,957,396
	Hotels, Restaurants & Leisure — 3.1%
130,800	Applebee’s International, Inc.	3,226,836
104,300	Hilton Hotels Corp.	3,640,070
60,800	OSI Restaurant Partners, Inc.	2,383,360
		9,250,266
	Household Durables — 2.2%
59,500	Fortune Brands, Inc.	5,080,705
42,900	Jarden Corp. (a)	1,492,491
		6,573,196

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 1.2%
57,400	Clorox Co.	3,682,210
	Industrial Conglomerates — 1.7%
39,400	Carlisle Cos., Inc.	3,092,900
71,800	Walter Industries, Inc.	1,942,190
		5,035,090
	Insurance — 9.0%
129,100	Assurant, Inc.	7,132,775
71,263	Cincinnati Financial Corp.	3,228,927
25,200	Everest Re Group Ltd. (Bermuda)	2,472,372
40,700	IPC Holdings Ltd. (Bermuda)	1,280,015
208,162	Old Republic International Corp.	4,846,011
37,800	OneBeacon Insurance Group Ltd. (a)	1,058,400
47,600	Principal Financial Group, Inc.	2,794,120
23,000	Safeco Corp.	1,438,650
73,200	W.R. Berkley Corp.	2,526,132
		26,777,402
	IT Services — 0.6%
37,600	Affiliated Computer Services, Inc., Class A (a)	1,836,384
	Machinery — 2.9%
67,600	Crane Co.	2,476,864
66,800	Dover Corp.	3,274,536
18,300	Harsco Corp.	1,392,630
95,745	Mueller Water Products, Inc., Class B (a)	1,426,600
		8,570,630
	Media — 4.7%
86,600	Cablevision Systems Corp., Class A	2,466,368
100,200	Clear Channel Communications, Inc.	3,561,108
55,400	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,546,214
53,100	Interactive Data Corp.	1,276,524
56,100	McClatchy Co., Class A	2,429,130
3,910	Washington Post Co. (The), Class B	2,915,296
		14,194,640
	Multi-Utilities — 2.5%
84,100	Energy East Corp.	2,085,680
56,300	PG&E Corp.	2,664,679
65,300	SCANA Corp.	2,652,486
		7,402,845
	Multiline Retail — 0.3%
24,974	Federated Department Stores, Inc.	952,259
	Oil, Gas & Consumable Fuels — 4.8%
60,400	Devon Energy Corp.	4,051,632
64,600	Helix Energy Solutions Group, Inc. (a)	2,026,502
45,700	Kinder Morgan, Inc.	4,832,775
131,100	Williams Cos., Inc.	3,424,332
		14,335,241
	Personal Products — 0.6%
45,600	Estee Lauder Cos., Inc., (The), Class A	1,861,392
	Pharmaceuticals — 0.6%
134,800	Warner Chilcott Ltd., Class A (Bermuda) (a)	1,862,936
	Real Estate Investment Trusts (REITs) — 3.7%
80,900	iStar Financial, Inc.	3,868,638
26,836	Plum Creek Timber Co., Inc.	1,069,415
67,746	Rayonier, Inc.	2,780,973
28,000	Vornado Realty Trust	3,402,000
		11,121,026
	Real Estate Management & Development — 2.3%
102,000	Brookfield Properties Corp.	4,011,660
47,800	Forest City Enterprises, Inc., Class A	2,791,520
		6,803,180
	Road & Rail — 1.0%
57,100	Norfolk Southern Corp.	2,871,559
	Specialty Retail — 6.1%
137,167	AutoNation, Inc. (a)	2,924,400
44,700	AutoZone, Inc. (a)	5,165,532
105,100	Limited Brands, Inc.	3,041,594
100,500	Tiffany & Co.	3,943,620
107,500	TJX Cos., Inc.	3,065,900
		18,141,046
	Textiles, Apparel & Luxury Goods — 3.2%
45,800	Columbia Sportswear Co.	2,551,060
85,000	V.F. Corp.	6,976,800
		9,527,860
	Thrifts & Mortgage Finance — 1.2%
34,500	MGIC Investment Corp.	2,157,631
32,100	Webster Financial Corp.	1,563,912
		3,721,543
	Wireless Telecommunication Services — 1.1%
64,300	Telephone & Data Systems, Inc.	3,189,280
	Total Common Stocks (Cost $231,991,284)	285,554,766

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   5

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.6%
	Investment Company — 4.6%
13,794,572	JPMorgan Prime Money Market Fund (b) (m) (Cost $13,794,572)	13,794,572
	Total Investments — 100.2% (Cost $245,785,856)	299,349,338
	Liabilities in Excess of Other Assets — (0.2)%	(741,152)
	NET ASSETS — 100.0%	$298,608,186

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m) —	All or a portion of this security is segregated for current or potential holdings of futures, swaps and options.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$285,554,766
Investments in affiliates, at value	13,794,572
Total investment securities, at value	299,349,338
Cash	16,198
Receivables:
Investment securities sold	85,587
Portfolio shares sold	174,869
Interest and dividends	445,571
Total Assets	300,071,563

LIABILITIES:
Payables:
Investment securities purchased	1,156,611
Portfolio shares redeemed	52,999
Accrued liabilities:
Investment advisory fees	177,560
Administration fees	47,142
Custodian and accounting fees	9,107
Trustees’ and Officers’ fees	1,124
Other	18,834
Total Liabilities	1,463,377
Net Assets	$298,608,186

NET ASSETS:
Paid in capital	$228,966,500
Accumulated undistributed (distributions in excess of) net investment income	2,808,019
Accumulated net realized gains (losses)	13,270,185
Net unrealized appreciation (depreciation)	53,563,482
Total Net Assets	$298,608,186

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	9,461,039
Net asset value, offering and redemption price per share	$31.56

Cost of investments	$245,785,856

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$5,169,146
Dividend income from affiliates (a)	487,378
Interest income	18
Foreign taxes withheld	(11,061)
Total investment income	5,645,481

EXPENSES:
Investment advisory fees	1,985,688
Administration fees	1,306,094
Custodian and accounting fees	41,030
Professional fees	89,331
Trustees’ and Officers’ fees	11,360
Printing and mailing costs	88,885
Transfer agent fees	15,254
Interest expense	756
Other	9,350
Total expenses	3,547,748
Less amounts waived	(709,165)
Less earnings credits	(1,121)
Net expenses	2,837,462
Net investment income (loss)	2,808,019

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	14,382,202
Change in net unrealized appreciation (depreciation) of investments	27,452,626
Net realized/unrealized gains (losses)	41,834,828
Change in net assets resulting from operations	$44,642,847

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,808,019	$1,702,232
Net realized gain (loss)	14,382,202	6,119,788
Change in net unrealized appreciation (depreciation)	27,452,626	11,013,578
Change in net assets resulting from operations	44,642,847	18,835,598

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,701,476)	(346,957)
From net realized gains	(6,874,826)	(2,565,198)
Total distributions to shareholders	(8,576,302)	(2,912,155)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	59,191,704	164,649,734
Dividends reinvested	8,576,302	2,912,155
Cost of shares redeemed	(78,846,540)	(30,009,012)
Change in net assets from capital transactions	(11,078,534)	137,552,877

NET ASSETS:
Change in net assets	24,988,011	153,476,320
Beginning of period	273,620,175	120,143,855
End of period	$298,608,186	$273,620,175
Accumulated undistributed (distributions in excess of) net investment income	$2,808,019	$1,701,469

SHARE TRANSACTIONS:
Issued	2,029,376	6,197,902
Reinvested	297,388	115,243
Redeemed	(2,694,922)	(1,118,248)
Change in shares	(368,158)	5,194,897

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Portfolio
Year Ended December 31, 2006	$27.84	$0.30		$4.31	$4.61	$(0.18)	$(0.71)	$(0.89)
Year Ended December 31, 2005	25.92	0.15		2.19	2.34	(0.05)	(0.37)	(0.42)
Year Ended December 31, 2004	21.59	0.08	(b)	4.44	4.52	(0.07)	(0.12)	(0.19)
Year Ended December 31, 2003	16.72	0.09	(b)	4.85	4.94	(0.07)	—	(0.07)
Year Ended December 31, 2002	16.69	0.12	(b)	0.03	0.15	(0.01)	(0.11)	(0.12)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Net investment income based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 31.56	16.84%	$298,608	1.00%	0.99%	1.25%	45%
27.84	9.21	273,620	1.00	0.80	1.26	46
25.92	21.06	120,144	1.00	0.63	1.25	51
21.59	29.63	29,365	1.00	0.76	1.58	45
16.72	0.82	10,145	1.00	0.72	2.69	72

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Mid Cap Value Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective May 1, 2006, the Mid Cap Value Portfolio has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

12   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

E.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$2,084	$7	$(2,091)

The reclassification for the Portfolio relates primarily to distributions received from investments in REITs.

G.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.70%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006 was $18,160.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

D.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.25% of the Portfolio’s average daily net assets. In addition, the Advisor and Administrator may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. The current expense ratio is 1.00%.

The contractual expense limitation agreement was in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

For the year ended December 31, 2006, the Administrator voluntarily waived $709,165. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$123,325,873	$138,261,277

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$246,681,317	$53,997,742	$1,329,721	$52,668,021

The difference between book and tax basis appreciation (depreciation) on investments is attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital gains	Total Distributions Paid
$5,076,121	$3,500,181	$8,576,302

14   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital gains	Total Distributions Paid
$1,867,184	$1,044,971	$2,912,155

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$7,548,362	$9,425,303	$52,668,021

The cumulative timing difference primarily consists of wash sale loss deferrals.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of
JPMorgan Mid Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Value Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

16   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

TRUSTEES
(Unaudited)

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy. Formerly Executive Vice President, President of Ford Financial Services Group, Chairman Ford Credit, and Chairman Ford Europe, Ford Motor Company.	12	Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

18   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Mid Cap Value Portfolio
Actual	$1,000.00	$1,100.40	$5.29	1.00%
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2006 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (“Advisory Agreement”). The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 5, 2006.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;

3.	payments received by the Advisor and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.	comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;

7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolios;

8.	fees charged by the Advisor to other clients with similar investment objectives;

9.	the professional experience and qualifications of each Portfolio’s portfolio management teams and other senior personnel of the Advisor; and

10.	the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. The Trustees also took into account those interests of the Portfolios that were in common.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2006; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the asset management organization; the financial stability of the JPMorgan organization and the adequacy of the resources of the asset management organization; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

and extent that meet the Portfolio’s operational requirements, are satisfactory and are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees noted that the management entities are entitled to earn a reasonable level of profit for services to the funds. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not excessive in light of the services and benefits provided to the Portfolio. The Trustees noted that the Portfolio’s superior performance justified current profitability levels.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the performance attribution discussions with the Advisor at this meeting. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

The Trustees noted that the performance of the Mid Cap Value Portfolio compared favorably against peers and was above median for one, three and five year periods.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper

22   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that although actual management fees exceeded the median for competitor funds, the excess was a relatively small number of basis points, that total expenses were at median, and that the funds in the competitor groups were relatively tightly clustered in terms of fees and expenses, and they concluded that the advisory fee was reasonable.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   23

Tax Letter
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Dividends Received Deductions (DRD)

63% of ordinary income distributions qualified for the 70% dividends received deduction for corporate shareholders for the Portfolio’s fiscal year ended December 31, 2006.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $3,500,181 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2006.

24   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-MCVP-1206

ANNUAL REPORT  DECEMBER 31, 2006

JPMorgan

Series

Trust II

JPMorgan Small Company Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	14
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	24
Trustees	25
Officers	26
Schedule of Shareholder Expenses	28
Board Approval of Investment Advisory Agreement	29
Tax Letter	32

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Small Company Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan Small Company Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2006	$95,310,604
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks, returned 15.01% over the 12 months ended December 31, 2006, compared to the 18.37% return for the Russell 2000 Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the systems hardware and basic materials sectors. At the individual security level, a weakened housing market forced Universal Forest Products Inc., a manufacturer and distributor of wood and wood-alternative products, to lower its annual growth target to 1%–5% from 15%–20% in the second half of 2006, despite posting positive first-quarter 2006 results. Shares of Avanir Pharmaceuticals, which develops therapeutic drugs to treat central nervous system and inflammatory diseases, plunged in October following a U.S. Food and Drug Administration (FDA) letter regarding Zenvia, a drug under development to treat diabetic neuropathy. The letter requested further evidence of the drug’s effectiveness.

On the positive side, stock selection in the industrial cyclical and telecommunication sectors contributed to performance. At the individual security level, the specialty finance industry had a windfall year in 2006, and Cash America International Inc., a diversified specialty finance company and market leader in secured non-recourse lending, rode that advance. The company experienced significant earnings growth throughout the year, beating Wall Street expectations. Shares of Continental Airlines Inc., an international air carrier, benefited from declining oil prices, which kept jet fuel prices down. Increased efficiencies and higher ticket prices also helped the struggling airline industry in 2006. In addition, rumors of possible industry consolidation, including a potential union between Continental and United Airlines, helped buoy the stock’s price.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets our original investment thesis (strong momentum with attractive relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that the alpha of the strategy is not unduly encumbered by trading costs.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Cash America International, Inc.	1.1%
2.	Applied Industrial Technologies, Inc.	1.0
3.	FelCor Lodging Trust, Inc.	0.9
4.	Moog, Inc., Class A	0.8
5.	Continental Airlines, Inc., Class B	0.8
6.	Houston Exploration Co.	0.8
7.	Tupperware Brands Corp.	0.8
8.	NBTY, Inc.	0.7
9.	Regal-Beloit Corp.	0.7
10.	Nationwide Health Properties, Inc.	0.6

PORTFOLIO COMPOSITION**

Financials	21.4%
Information Technology	17.3
Industrials	15.6
Consumer Discretionary	14.8
Health Care	11.1
Energy	4.6
Materials	4.4
Utilities	3.0
Consumer Staples	2.3
Telecommunication Services	2.2
Short-Term Investments	3.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 Year	5 Year	10 Year
SMALL COMPANY PORTFOLIO	1/3/95	15.01%	10.01%	8.19%

TEN YEAR PERFORMANCE (12/31/96 TO 12/31/06)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Small Company Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, Russell 2000 Index and Lipper Variable Annuity Small Cap-Core Funds Index from December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Annuity Small Cap-Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Annuity Small Cap-Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

Small capitalization funds typically carry more risk than stock funds investing in well-established “blue-chip” companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
	Common Stocks — 96.7%
	Aerospace & Defense — 2.1%
2,100	AAR Corp. (a) (m)	61,299
5,800	BE Aerospace, Inc. (a)	148,944
2,800	Ceradyne, Inc. (a)	158,200
1,900	Curtiss-Wright Corp.	70,452
8,900	Esterline Technologies Corp. (a)	358,047
3,500	Heico Corp.	135,905
4,200	K&F Industries Holdings, Inc. (a)	95,382
21,100	Moog, Inc., Class A (a)	805,809
2,900	Orbital Sciences Corp. (a)	53,476
1,200	Triumph Group, Inc.	62,916
1,600	United Industrial Corp.	81,200
		2,031,630
	Air Freight & Logistics — 0.2%
6,000	Hub Group, Inc., Class A (a)	165,300

	Airlines — 1.6%
3,200	Alaska Air Group, Inc. (a)	126,400
19,400	Continental Airlines, Inc., Class B (a)	800,250
19,400	ExpressJet Holdings, Inc. (a)	157,140
14,600	Mesa Air Group, Inc. (a)	125,122
5,500	Republic Airways Holdings, Inc. (a)	92,290
9,500	Skywest, Inc.	242,345
		1,543,547
	Auto Components — 0.7%
7,100	Aftermarket Technology Corp. (a)	151,088
5,400	ArvinMeritor, Inc.	98,442
700	Sauer-Danfoss, Inc.	22,575
2,500	Shiloh Industries, Inc.	47,375
13,300	Tenneco, Inc. (a)	328,776
		648,256
	Beverages — 0.1%
5,000	National Beverage Corp. (a)	70,150

	Biotechnology — 2.1%
3,700	Alexion Pharmaceuticals, Inc. (a)	149,443
6,600	Alkermes, Inc. (a)	88,242
2,200	Amylin Pharmaceuticals, Inc. (a)	79,354
7,000	Arena Pharmaceuticals, Inc. (a)	90,370
6,300	BioMarin Pharmaceuticals, Inc. (a)	103,257
5,100	Cell Genesys, Inc. (a)	17,289
7,900	Cubist Pharmaceuticals, Inc. (a)	143,069
4,500	GTx, Inc. (a)	80,280
7,300	Human Genome Sciences, Inc. (a)	90,812
2,600	ICOS Corp. (a)	87,854
8,000	Incyte Corp. (a)	46,720
6,400	Keryx Biopharmaceuticals, Inc. (a)	85,120
4,200	MannKind Corp. (a)	69,258
3,300	Martek Biosciences Corp. (a)	77,022
8,400	Medarex, Inc. (a)	124,236
7,500	Myriad Genetics, Inc. (a)	234,750
3,500	Progenics Pharmaceuticals, Inc. (a)	90,090
3,800	Telik, Inc. (a)	16,834
3,000	Theravance, Inc. (a)	92,670
3,800	United Therapeutics Corp. (a)	206,606
		1,973,276
	Building Products — 1.1%
1,400	Ameron International Corp.	106,918
1,700	Griffon Corp. (a)	43,350
20,900	Insteel Industries, Inc.	371,811
5,100	NCI Building Systems, Inc. (a)	263,925
5,600	Universal Forest Products, Inc.	261,072
		1,047,076
	Capital Markets — 0.8%
1,700	Calamos Asset Management, Inc., Class A	45,611
12,600	Knight Capital Group, Inc., Class A (a)	241,542
3,400	LaBranche & Co., Inc. (a)	33,422
2,000	optionsXpress Holdings, Inc.	45,380
800	Piper Jaffray Cos. (a)	52,120
12,681	Technology Investment Capital Corp.	204,671
1,000	TradeStation Group, Inc. (a)	13,750
3,800	Waddell & Reed Financial, Inc.	103,968
		740,464
	Chemicals — 1.5%
1,200	Balchem Corp.	30,816
2,800	Georgia Gulf Corp.	54,068
9,300	H.B. Fuller Co.	240,126
12,400	Hercules, Inc. (a)	239,444
2,800	Kronos Worldwide, Inc.	91,168
3,200	NewMarket Corp.	188,960
2,500	Pioneer Cos., Inc. (a)	71,650
14,300	PolyOne Corp. (a)	107,250
2,200	Schulman (A.), Inc.	48,950
7,000	Spartech Corp.	183,540
10,800	W.R. Grace & Co. (a)	213,840
		1,469,812
	Commercial Banks — 6.5%
3,600	Amcore Financial, Inc.	117,612
2,420	Ameris Bancorp	68,196
600	Associated Banc-Corp.	20,928

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
600	BancFirst Corp.	32,400
3,350	Bank of Granite Corp.	63,549
900	Capital Corp. of the West	28,881
2,900	Capitol Bancorp Ltd.	133,980
1,800	Cardinal Financial Corp.	18,450
2,600	Center Financial Corp.	62,322
4,000	Central Pacific Financial Corp.	155,040
1,890	Chemical Financial Corp.	62,937
2,400	City Holding Co.	98,136
2,600	Columbia Banking System, Inc.	91,312
6,200	Community Bank System, Inc.	142,600
1,640	Community Trust Bancorp, Inc.	68,109
400	Enterprise Financial Services Corp.	13,032
12,000	First Bancorp	114,360
3,700	First Regional Bancorp (a)	126,133
2,600	First Republic Bank	101,608
7,800	First State Bancorp	193,050
1,300	FNB Corp.	54,015
3,262	Glacier Bancorp, Inc.	79,723
1,300	Great Southern Bancorp, Inc.	38,363
4,300	Greater Bay Bancorp	113,219
18,000	Hanmi Financial Corp.	405,540
1,500	Heritage Commerce Corp.	39,960
1,000	Horizon Financial Corp.	24,060
8,575	IBERIABANK Corp.	506,354
6,032	Independent Bank Corp.	152,549
4,100	International Bancshares Corp.	126,731
2,800	Intervest Bancshares Corp. (a)	96,348
2,300	Lakeland Financial Corp.	58,719
904	Macatawa Bank Corp.	19,219
1,300	MB Financial, Inc.	48,893
2,541	Mercantile Bank Corp.	95,796
15,600	Nara Bancorp, Inc.	326,352
4,470	Oriental Financial Group	57,887
3,700	Pacific Capital Bancorp	124,246
2,400	Peoples Bancorp, Inc.	71,280
735	Premierwest Bancorp	11,731
7,900	PrivateBancorp, Inc.	328,877
15,100	R&G Financial Corp., Class B	115,515
8,770	Republic Bancorp, Inc.	118,044
441	Republic Bancorp, Inc., Class A	11,065
700	Santander Bancorp	12,495
300	Sierra Bancorp	8,802
1,000	Simmons First National Corp., Class A	31,550
4,900	Southwest Bancorp, Inc.	136,514
18,750	Sterling Bancshares, Inc.	244,125
6,050	Sterling Financial Corp.	204,550
2,600	Taylor Capital Group, Inc.	95,186
1,000	TriCo Bancshares	27,210
2,905	Umpqua Holdings Corp.	85,494
700	Virginia Commerce Bancorp (a)	13,916
5,800	West Coast Bancorp	200,912
6,300	Westamerica Bancorp	318,969
3,900	Wilshire Bancorp, Inc.	73,983
		6,190,827
	Commercial Services & Supplies — 3.7%
2,500	American Ecology Corp.	46,275
1,100	Banta Corp.	40,040
600	Clean Harbors, Inc. (a)	29,046
5,100	Consolidated Graphics, Inc. (a)	301,257
500	CRA International, Inc. (a)	26,200
5,200	Deluxe Corp.	131,040
8,000	First Consulting Group, Inc. (a)	110,080
5,250	GEO Group, Inc. (The) (a)	196,980
4,100	Heidrick & Struggles International, Inc. (a)	173,676
8,300	Herman Miller, Inc.	301,788
3,300	Hudson Highland Group, Inc. (a)	55,044
30,900	IKON Office Solutions, Inc.	505,833
4,800	John H. Harland Co.	240,960
17,800	Kforce, Inc. (a)	216,626
7,200	Korn/Ferry International (a)	165,312
7,700	Labor Ready, Inc. (a)	141,141
6,100	Navigant Consulting, Inc. (a)	120,536
5,100	Spherion Corp. (a)	37,893
12,000	TeleTech Holdings, Inc. (a)	286,560
2,900	Tetra Tech, Inc. (a)	52,461
3,100	United Stationers, Inc. (a)	144,739
2,100	Volt Information Sciences, Inc. (a)	105,441
		3,428,928
	Communications Equipment — 2.7%
15,500	3Com Corp. (a)	63,705
12,100	Arris Group, Inc. (a)	151,371
5,100	Avocent Corp. (a)	172,635
1,900	Bel Fuse, Inc., Class B	66,101
3,400	Black Box Corp.	142,766
3,500	C-COR, Inc. (a)	38,990
6,400	CommScope, Inc. (a)	195,072
1,400	Digi International, Inc. (a)	19,306
2,500	Ditech Networks, Inc. (a)	17,300
8,100	Extreme Networks, Inc. (a)	33,939

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   5

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — Continued
15,000	Finisar Corp. (a)	48,450
6,800	Foundry Networks, Inc. (a)	101,864
4,500	Harmonic, Inc. (a)	32,715
17,700	Inter-Tel, Inc.	392,232
5,300	InterDigital Communications Corp. (a)	177,815
1,700	MasTec, Inc. (a)	19,618
9,000	MRV Communications, Inc. (a)	31,860
3,800	NETGEAR, Inc. (a)	99,750
6,400	Packeteer, Inc. (a)	87,040
8,400	Plantronics, Inc.	178,080
1,600	Polycom, Inc. (a)	49,456
8,500	Powerwave Technologies, Inc. (a)	54,825
1,600	Radyne Corp. (a)	17,184
3,300	Redback Networks, Inc. (a)	82,302
1,700	SafeNet, Inc. (a)	40,698
3,400	Sonus Networks, Inc. (a)	22,406
10,100	Symmetricom, Inc. (a)	90,092
5,300	Tekelec (a)	78,599
7,400	UTStarcom, Inc. (a)	64,750
		2,570,921
	Computers & Peripherals — 1.2%
8,300	Adaptec, Inc. (a)	38,678
26,600	Brocade Communications Systems, Inc. (a)	218,386
1,100	Electronics for Imaging, Inc. (a)	29,238
8,700	Gateway, Inc. (a)	17,487
8,300	Hypercom Corp. (a)	52,705
5,700	Imation Corp.	264,651
6,200	Komag, Inc. (a)	234,856
20,800	McData Corp., Class A (a)	115,440
6,400	Palm, Inc. (a)	90,176
11,600	Quantum Corp. (a)	26,912
2,600	Synaptics, Inc. (a)	77,194
		1,165,723
	Construction & Engineering — 0.1%
2,200	Washington Group International, Inc. (a)	131,538

	Construction Materials — 0.1%
3,000	Headwaters, Inc. (a)	71,880
7,200	U.S. Concrete, Inc. (a)	51,264
		123,144
	Consumer Finance — 2.2%
7,400	Advance America Cash Advance Centers, Inc.	108,410
2,800	Advanta Corp., Class B	122,164
2,200	Asta Funding, Inc.	66,968
21,600	Cash America International, Inc.	1,013,040
4,000	CompuCredit Corp. (a)	159,240
4,697	Dollar Financial Corp. (a)	130,858
6,900	EZCORP, Inc., Class A (a)	112,125
2,500	First Cash Financial Services, Inc. (a)	64,675
1,300	United PanAm Financial Corp. (a)	17,888
6,100	World Acceptance Corp. (a)	286,395
		2,081,763
	Containers & Packaging — 0.8%
1,900	AEP Industries, Inc. (a) (m)	101,289
1,300	Greif, Inc., Class A	153,920
14,300	Myers Industries, Inc.	223,938
2,300	Rock-Tenn Co., Class A	62,353
5,300	Silgan Holdings, Inc.	232,776
		774,276
	Distributors — 0.1%
4,500	Building Materials Holding Corp.	111,105

	Diversified Consumer Services — 0.2%
2,000	Coinstar, Inc. (a)	61,140
4,300	Vertrue, Inc. (a)	165,163
		226,303
	Diversified Financial Services — 0.1%
2,300	Marlin Business Services Corp. (a)	55,269
6,800	Medallion Financial Corp.	84,116
		139,385
	Diversified Telecommunication Services — 1.7%
4,500	Broadwing Corp. (a)	70,290
101,500	Cincinnati Bell, Inc. (a)	463,855
6,800	CT Communications, Inc.	155,856
3,000	Golden Telecom, Inc. (Russia)	140,520
49,300	Premiere Global Services, Inc. (a)	465,392
6,300	Time Warner Telecom, Inc., Class A (a)	125,559
16,200	Windstream Corp.	230,364
		1,651,836
	Electric Utilities — 1.0%
12,000	El Paso Electric Co. (a)	292,440
2,000	IDACORP, Inc.	77,300
666	UIL Holdings Corp.	28,099
8,200	UniSource Energy Corp.	299,546
9,200	Westar Energy, Inc.	238,832
		936,217
	Electrical Equipment — 1.4%
2,600	A.O. Smith Corp.	97,656
4,500	Acuity Brands, Inc.	234,180

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — Continued
3,400	Encore Wire Corp.	74,834
5,300	Evergreen Solar, Inc. (a)	40,121
6,200	General Cable Corp. (a)	271,002
2,700	Power-One, Inc. (a)	19,656
12,000	Regal-Beloit Corp.	630,120
		1,367,569
	Electronic Equipment & Instruments — 2.5%
6,400	Aeroflex, Inc. (a)	75,008
9,000	Agilysys, Inc.	150,660
9,000	Anixter International, Inc. (a)	488,700
8,600	Benchmark Electronics, Inc. (a)	209,496
5,230	Brightpoint, Inc. (a)	70,343
1,100	CalAmp Corp. (a)	9,284
3,300	Checkpoint Systems, Inc. (a)	66,660
6,300	CTS Corp.	98,910
3,000	Echelon Corp. (a)	24,000
17,700	Global Imaging Systems, Inc. (a)	388,515
4,600	Insight Enterprises, Inc. (a)	86,802
3,800	Itron, Inc. (a)	196,992
3,000	KEMET Corp. (a)	21,900
1,200	MTS Systems Corp.	46,344
4,900	Plexus Corp. (a)	117,012
3,100	RadiSys Corp. (a)	51,677
1,100	Rofin-Sinar Technologies, Inc. (a)	66,506
800	SunPower Corp., Class A (a)	29,736
4,800	Technitrol, Inc.	114,672
9,500	TTM Technologies, Inc. (a)	107,635
		2,420,852
	Energy Equipment & Services — 2.6%
2,600	Basic Energy Services, Inc. (a)	64,090
21,700	Grey Wolf, Inc. (a)	148,862
2,900	Gulfmark Offshore, Inc. (a)	108,489
5,134	Hanover Compressor Co. (a)	96,981
2,700	Hercules Offshore, Inc. (a)	78,030
2,500	Hydril Co. (a)	187,975
5,100	Input/Output, Inc. (a)	69,513
4,600	Lone Star Technologies, Inc. (a)	222,686
2,000	Lufkin Industries, Inc.	116,160
2,400	Newpark Resources (a)	17,304
4,600	Oil States International, Inc. (a)	148,258
13,600	Parker Drilling Co. (a)	111,112
6,000	RPC, Inc.	101,280
2,700	T-3 Energy Services, Inc. (a)	59,535
11,700	Trico Marine Services, Inc. (a)	448,227
3,900	Union Drilling, Inc. (a)	54,912
4,700	Veritas DGC, Inc. (a)	402,461
		2,435,875
	Food & Staples Retailing — 0.6%
1,200	Nash Finch Co.	32,760
7,900	Pantry, Inc. (The) (a)	370,036
7,400	Spartan Stores, Inc.	154,882
		557,678
	Food Products — 0.5%
10,800	Chiquita Brands International, Inc.	172,476
2,050	Flowers Foods, Inc.	55,330
4,600	J & J Snack Foods Corp.	190,440
2,200	Pilgrim’s Pride Corp.	64,746
		482,992
	Gas Utilities — 1.2%
4,300	New Jersey Resources Corp.	208,894
4,300	Nicor, Inc.	201,240
3,300	Northwest Natural Gas Co.	140,052
3,700	South Jersey Industries, Inc.	123,617
7,400	Southwest Gas Corp.	283,938
4,900	WGL Holdings, Inc.	159,642
		1,117,383
	Health Care Equipment & Supplies — 2.7%
2,500	Arrow International, Inc.	88,450
4,000	Arthrocare Corp. (a)	159,680
1,000	Aspect Medical Systems, Inc. (a)	18,810
1,400	Biosite, Inc. (a)	68,390
1,600	CONMED Corp. (a)	36,992
3,000	Haemonetics Corp. (a)	135,060
4,700	Hologic, Inc. (a)	222,216
7,825	Immucor, Inc. (a)	228,725
3,400	Integra LifeSciences Holdings Corp. (a)	144,806
1,300	Inverness Medical Innovations, Inc. (a)	50,310
2,200	Kyphon, Inc. (a)	88,880
7,600	LifeCell Corp. (a)	183,464
2,100	Mentor Corp.	102,627
4,900	Neurometrix, Inc. (a)	73,059
1,400	Palomar Medical Technologies, Inc. (a)	70,938
3,300	PolyMedica Corp.	133,353
3,900	Stereotaxis, Inc. (a)	40,248
12,400	STERIS Corp.	312,108
1,600	SurModics, Inc. (a)	49,792

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   7

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — Continued
8,900	Thoratec Corp. (a)	156,462
7,900	Viasys Healthcare, Inc. (a)	219,778
		2,584,148
	Health Care Providers & Services — 3.2%
2,100	Air Methods Corp. (a)	58,632
11,900	Alliance Imaging, Inc. (a)	79,135
5,900	AMERIGROUP Corp. (a)	211,751
4,800	AMN Healthcare Services, Inc. (a) (m)	132,192
5,700	Apria Healthcare Group, Inc. (a)	151,905
8,000	Centene Corp. (a)	196,560
14,500	Five Star Quality Care, Inc. (a)	161,675
2,900	Genesis HealthCare Corp. (a)	136,967
18,700	Gentiva Health Services, Inc. (a)	356,422
7,600	inVentiv Health, Inc. (a)	268,660
4,600	Kindred Healthcare, Inc. (a)	116,150
2,700	LCA-Vision, Inc.	92,772
4,200	Magellan Health Services, Inc. (a)	181,524
900	Molina Healthcare, Inc. (a)	29,259
14,100	PSS World Medical, Inc. (a)	275,373
8,400	Psychiatric Solutions, Inc. (a)	315,168
4,700	Res-Care, Inc. (a)	85,305
4,100	Symbion, Inc. (a)	75,891
4,750	United Surgical Partners International, Inc. (a)	134,662
		3,060,003
	Health Care Technology — 1.1%
500	Allscripts Healthcare Solutions, Inc. (a)	13,495
3,300	Computer Programs & Systems, Inc.	112,167
5,600	Eclipsys Corp. (a)	115,136
6,500	Omnicell, Inc. (a)	121,095
15,200	Per-Se Technologies, Inc. (a)	422,256
14,900	Trizetto Group (a)	273,713
		1,057,862
	Hotels, Restaurants & Leisure — 1.5%
2,400	Bob Evans Farms, Inc.	82,128
5,400	CBRL Group, Inc.	241,704
17,200	Domino’s Pizza, Inc.	481,600
2,000	Dover Downs Gaming & Entertainment, Inc.	26,740
3,400	Jack in the Box, Inc. (a)	207,536
2,400	Monarch Casino & Resort, Inc. (a)	57,312
5,400	Multimedia Games, Inc. (a)	51,840
10,100	Ruby Tuesday, Inc.	277,144
900	Six Flags, Inc. (a)	4,716
		1,430,720
	Household Durables — 1.4%
10,600	Champion Enterprises, Inc. (a)	99,216
67	CSS Industries, Inc.	2,370
4,500	Directed Electronics, Inc. (a)	51,525
1,600	Ethan Allen Interiors, Inc.	57,776
1,300	Furniture Brands International, Inc.	21,099
4,700	Kimball International, Inc., Class B	114,210
1,500	Meritage Homes Corp. (a)	71,580
3,300	Stanley Furniture Co., Inc.	70,785
3,900	Tempur-Pedic International, Inc. (a)	79,794
32,100	Tupperware Brands Corp.	725,781
		1,294,136
	Household Products — 0.1%
4,500	Spectrum Brands, Inc. (a)	49,050

	Independent Power Producers & Energy Traders — 0.1%
2,800	Black Hills Corp.	103,432

	Insurance — 2.8%
2,400	American Physicians Capital, Inc. (a)	96,096
3,900	Argonaut Group, Inc. (a)	135,954
5,200	Commerce Group, Inc.	154,700
11,850	Delphi Financial Group, Inc.	479,451
4,200	Direct General Corp.	86,688
3,400	LandAmerica Financial Group, Inc.	214,574
6,400	Meadowbrook Insurance Group, Inc. (a)	63,296
2,300	National Financial Partners Corp.	101,131
200	Navigators Group, Inc. (a)	9,636
2,900	Odyssey Re Holdings Corp.	108,170
22,400	PMA Capital Corp., Class A (a)	206,528
6,600	Safety Insurance Group, Inc.	334,686
3,400	Selective Insurance Group	194,786
11,000	Zenith National Insurance Corp.	516,010
		2,701,706
	Internet & Catalog Retail — 0.3%
2,600	Netflix, Inc. (a)	67,236
5,300	Priceline.com, Inc. (a)	231,133
		298,369
	Internet Software & Services — 2.1%
200	aQuantive, Inc. (a)	4,932
8,300	Ariba, Inc. (a)	64,242
3,100	Art Technology Group, Inc. (a)	7,223
36,000	CMGI, Inc. (a)	48,240
17,100	CNET Networks, Inc. (a)	155,439
2,800	Digital Insight Corp. (a)	107,772
3,200	Digital River, Inc. (a)	178,528

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — Continued
21,100	Digitas, Inc. (a)	282,951
2,200	EarthLink, Inc. (a)	15,620
5,800	Interwoven, Inc. (a)	85,086
3,800	iPass, Inc. (a)	22,344
5,900	j2 Global Communications, Inc. (a)	160,775
8,700	Openwave Systems, Inc. (a)	80,301
4,200	RealNetworks, Inc. (a)	45,948
23,500	United Online, Inc.	312,080
7,300	ValueClick, Inc. (a)	172,499
4,500	WebEx Communications, Inc. (a)	157,005
3,100	webMethods, Inc. (a)	22,816
3,600	Websense, Inc. (a)	82,188
		2,005,989
	IT Services — 1.9%
36,900	BearingPoint, Inc. (a)	290,403
7,300	BISYS Group, Inc. (The) (a)	94,243
4,200	CACI International, Inc., Class A (a)	237,300
13,400	CIBER, Inc. (a)	90,852
2,800	Covansys Corp. (a)	64,260
3,900	CSG Systems International, Inc. (a)	104,247
4,300	Gartner, Inc. (a)	85,097
700	Gevity HR, Inc.	16,583
4,200	infoUSA, Inc.	50,022
6,800	Keane, Inc. (a)	80,988
8,900	Lightbridge, Inc. (a)	120,506
3,100	Lionbridge Technologies, Inc. (a)	19,964
4,500	ManTech International Corp., Class A (a)	165,735
9,000	Perot Systems Corp., Class A (a)	147,510
1,200	StarTek, Inc.	16,248
8,500	SYKES Enterprises, Inc. (a)	149,940
2,500	TALX Corp.	68,625
3,300	Tyler Technologies, Inc. (a)	46,398
		1,848,921
	Leisure Equipment & Products — 0.9%
5,600	JAKKS Pacific, Inc. (a)	122,304
6,600	K2, Inc. (a)	87,054
3,500	MarineMax, Inc. (a)	90,755
6,100	Marvel Entertainment, Inc. (a)	164,151
6,200	RC2 Corp. (a)	272,800
3,100	Steinway Musical Instruments, Inc. (a)	96,255
		833,319
	Life Sciences Tools & Services — 0.7%
700	Bio-Rad Laboratories, Inc., Class A (a)	57,764
3,200	Diversa Corp. (a)	34,816
1,100	Exelixis, Inc. (a)	9,900
4,400	Illumina, Inc. (a)	172,964
1,200	Kendle International, Inc. (a)	37,740
4,200	Medivation, Inc. (a)	66,444
1,500	Molecular Devices Corp. (a)	31,605
13,500	Nektar Therapeutics (a)	205,335
		616,568
	Machinery — 2.9%
5,400	Accuride Corp. (a)	60,804
5,200	Astec Industries, Inc. (a)	182,520
12,300	Barnes Group, Inc.	267,525
5,400	Briggs & Stratton Corp.	145,530
3,800	Cascade Corp.	201,020
2,800	CIRCOR International, Inc.	103,012
1,500	EnPro Industries, Inc. (a)	49,815
1,600	Freightcar America, Inc.	88,720
3,400	Greenbrier Cos., Inc.	102,000
700	Middleby Corp. (The) (a)	73,269
1,900	Miller Industries, Inc. (a)	45,600
4,000	Mueller Industries, Inc.	126,800
2,100	NACCO Industries, Inc., Class A	286,860
5,200	Navistar International Corp. (a)	173,836
2,900	Valmont Industries, Inc.	160,921
4,000	Wabash National Corp.	60,400
15,600	Wabtec Corp.	473,928
3,400	Watts Water Technologies, Inc., Class A	139,774
		2,742,334
	Media — 1.9%
1,300	ADVO, Inc.	42,380
3,900	Belo Corp., Class A	71,643
2,900	Catalina Marketing Corp.	79,750
85,300	Charter Communications, Inc., Class A (a)	261,018
16,900	Entravision Communications Corp., Class A (a)	138,918
3,700	Gray Television, Inc.	27,121
8,600	Harris Interactive, Inc. (a)	43,344
6,300	Lee Enterprises, Inc.	195,678
15,800	LodgeNet Entertainment Corp. (a)	395,474
3,100	Media General, Inc., Class A	115,227
5,900	Playboy Enterprises, Inc., Class B (a)	67,614
5,400	ProQuest Co. (a)	56,430
4,400	Scholastic Corp. (a)	157,696

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   9

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
10,800	Sinclair Broadcast Group, Inc., Class A	113,400
3,400	Valassis Communications, Inc. (a)	49,300
		1,814,993
	Metals & Mining — 2.0%
2,100	AK Steel Holding Corp. (a) (m)	35,490
2,800	Century Aluminum Co. (a)	125,020
3,500	Chaparral Steel Co.	154,945
3,500	Cleveland-Cliffs, Inc.	169,540
3,300	Gibraltar Industries, Inc.	77,583
7,400	Metal Management, Inc.	280,090
3,400	NN, Inc.	42,262
8,500	Olympic Steel, Inc.	188,955
1,300	Oregon Steel Mills, Inc. (a)	81,133
11,250	Quanex Corp.	389,138
13,600	Ryerson, Inc.	341,224
500	Schnitzer Steel Industries, Inc.	19,850
		1,905,230
	Multi-Utilities — 0.7%
5,100	Avista Corp.	129,081
4,300	NorthWestern Corp.	152,134
11,400	PNM Resources, Inc.	354,540
		635,755
	Multiline Retail — 0.1%
3,700	Bon-Ton Stores, Inc. (The)	128,205

	Oil, Gas & Consumable Fuels — 2.0%
2,500	Alon USA Energy, Inc.	65,775
1,400	ATP Oil & Gas Corp. (a)	55,398
1,700	Callon Petroleum Co. (a)	25,551
4,000	Energy Partners Ltd. (a)	97,680
1,900	Giant Industries, Inc. (a)	142,405
6,400	Harvest Natural Resources, Inc. (a)	68,032
697	Helix Energy Solutions Group, Inc. (a)	21,865
14,100	Houston Exploration Co. (a)	730,098
1,300	Penn Virginia Corp.	91,052
6,305	PetroHawk Energy Corp. (a)	72,507
3,800	Stone Energy Corp. (a)	134,330
3,300	Swift Energy Co. (a)	147,873
8,900	USEC, Inc. (a)	113,208
10,000	VAALCO Energy, Inc. (a)	67,500
1,500	World Fuel Services Corp.	66,690
		1,899,964
	Personal Products — 0.8%
4,300	Elizabeth Arden, Inc. (a)	81,915
1,500	Mannatech, Inc.	22,095
16,300	NBTY, Inc. (a)	677,591
		781,601
	Pharmaceuticals — 1.3%
4,900	Adams Respiratory Therapeutics, Inc. (a)	199,969
12,000	Adolor Corp. (a)	90,240
3,600	Alpharma, Inc., Class A	86,760
5,200	AtheroGenics, Inc. (a)	51,532
16,150	AVANIR Pharmaceuticals, Class A (a)	37,307
1,900	Bentley Pharmaceuticals, Inc. (a)	19,323
5,600	Cardiome Pharma Corp. (Canada) (a)	62,440
25,000	Cypress Bioscience, Inc. (a)	193,750
6,500	DURECT, Corp. (a)	28,860
5,800	Medicis Pharmaceutical Corp., Class A	203,754
800	Par Pharmaceutical Cos., Inc. (a)	17,896
1,300	Salix Pharmaceuticals Ltd. (a)	15,821
3,900	Sciele Pharma, Inc. (a)	93,600
6,200	Valeant Pharmaceuticals International	106,888
4,800	ViroPharma, Inc. (a)	70,272
		1,278,412
	Real Estate Investment Trusts (REITs) — 7.0%
11,200	American Home Mortgage Investment Corp.	393,344
10,600	Anthracite Capital, Inc.	134,938
8,500	Ashford Hospitality Trust, Inc.	105,825
1,900	BioMed Realty Trust, Inc.	54,340
9,700	Crescent Real Estate Equities Co.	191,575
4,500	Entertainment Properties Trust	262,980
8,900	Equity Inns, Inc.	142,044
39,900	FelCor Lodging Trust, Inc.	871,416
8,400	First Potomac Realty Trust (m)	244,524
7,900	Friedman Billings Ramsey Group, Inc., Class A	63,200
5,000	Glimcher Realty Trust	133,550
4,800	Impac Mortgage Holdings, Inc.	42,240
21,900	Innkeepers USA Trust	339,450
6,600	KKR Financial Corp.	176,814
2,800	LaSalle Hotel Properties	128,380
11,700	Lexington Realty Trust	262,314
13,500	LTC Properties, Inc.	368,685
10,700	MFA Mortgage Investments, Inc.	82,283
1,500	Mid-America Apartment Communities, Inc.	85,860
900	Mills Corp. (The)	18,000
20,500	Nationwide Health Properties, Inc.	619,510
9,800	Pennsylvania Real Estate Investment Trust	385,924
10,600	Post Properties, Inc.	484,420

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
1,500	PS Business Parks, Inc., Class A	106,065
4,200	RAIT Financial Trust	144,816
6,600	Saul Centers, Inc.	364,254
16,400	Sunstone Hotel Investors, Inc.	438,372
		6,645,123
	Road & Rail — 1.3%
1,300	AMERCO (a)	113,113
2,500	Arkansas Best Corp.	90,000
3,200	Dollar Thrifty Automotive Group, Inc. (a)	145,952
12,650	Genesee & Wyoming, Inc., Class A (a)	331,936
950	Marten Transport Ltd. (a)	17,414
2,250	Old Dominion Freight Line (a)	54,157
300	P.A.M. Transportation Services, Inc. (a)	6,606
700	Quality Distribution, Inc. (a)	9,324
9,000	RailAmerica, Inc. (a)	144,720
10,700	Saia, Inc. (a)	248,347
6,000	U.S. Xpress Enterprises, Inc., Class A (a)	98,820
		1,260,389
	Semiconductors & Semiconductor Equipment — 3.9%
700	Actel Corp. (a)	12,712
7,100	Advanced Energy Industries, Inc. (a)	133,977
10,900	AMIS Holdings, Inc. (a)	115,213
16,600	Amkor Technology, Inc. (a)	155,044
11,500	Applied Micro Circuits Corp. (a)	40,940
10,400	Asyst Technologies, Inc. (a)	76,024
7,100	Axcelis Technologies, Inc. (a)	41,393
5,000	Brooks Automation, Inc. (a)	72,000
3,900	Cabot Microelectronics Corp. (a)	132,366
11,600	Cirrus Logic, Inc. (a)	79,808
4,100	Cohu, Inc.	82,656
37,600	Conexant Systems, Inc. (a)	76,704
6,500	Credence Systems Corp. (a)	33,800
4,400	Cymer, Inc. (a)	193,380
3,900	Diodes, Inc. (a)	138,372
2,800	DSP Group, Inc. (a)	60,760
7,806	Entegris, Inc. (a)	84,461
3,400	Intevac, Inc. (a)	88,230
6,600	IXYS Corp. (a)	58,740
2,400	Kopin Corp. (a)	8,568
7,700	Kulicke & Soffa Industries, Inc. (a)	64,680
4,900	Lattice Semiconductor Corp. (a)	31,752
11,100	LTX Corp. (a)	62,160
8,900	Mattson Technology, Inc. (a)	82,948
9,100	Micrel, Inc. (a)	98,098
1,422	Micron Technology, Inc. (a)	19,851
6,800	Microsemi Corp. (a)	133,620
8,500	MIPS Technologies, Inc. (a)	70,550
4,700	MKS Instruments, Inc. (a)	106,126
7,200	OmniVision Technologies, Inc. (a)	98,280
35,000	ON Semiconductor Corp. (a)	264,950
7,500	Photronics, Inc. (a)	122,550
19,400	RF Micro Devices, Inc. (a)	131,726
2,780	Rudolph Technologies, Inc. (a)	44,258
1,100	Semitool, Inc. (a)	14,641
4,900	Semtech Corp. (a)	64,043
9,400	Silicon Image, Inc. (a)	119,568
7,100	Silicon Storage Technology, Inc. (a)	32,021
13,400	Skyworks Solutions, Inc. (a)	94,872
1,900	Standard Microsystems Corp. (a)	53,162
1,100	Supertex, Inc. (a)	43,175
1,200	Tessera Technologies, Inc. (a)	48,408
3,950	Varian Semiconductor Equipment Associates, Inc. (a)	179,804
5,400	Zoran Corp. (a)	78,732
		3,745,123
	Software — 3.0%
14,900	Actuate Corp. (a)	88,506
1,400	Ansoft Corp. (a)	38,920
2,400	ANSYS, Inc. (a)	104,376
19,300	Aspen Technology, Inc. (a)	212,686
3,600	Epicor Software Corp. (a)	48,636
2,900	EPIQ Systems, Inc. (a)	49,213
1,500	eSpeed, Inc., Class A (a)	13,095
8,700	Hyperion Solutions Corp. (a)	312,678
7,900	Informatica Corp. (a)	96,459
1,400	InterVoice, Inc. (a)	10,724
3,600	JDA Software Group, Inc. (a)	49,572
1,600	Macrovision Corp. (a)	45,216
3,800	Magma Design Automation, Inc. (a)	33,934
1,700	Manhattan Associates, Inc. (a)	51,136
3,400	MapInfo Corp. (a)	44,370
6,600	Mentor Graphics Corp. (a)	118,998
2,700	MicroStrategy, Inc., Class A (a)	307,827
11,940	Parametric Technology Corp. (a)	215,159
800	Pegasystems, Inc.	7,896
9,600	Progress Software Corp. (a)	268,128
1,200	Quality Systems, Inc.	44,724
7,000	Quest Software, Inc. (a)	102,550

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   11

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
12,100	Secure Computing Corp. (a)	79,376
500	SPSS, Inc. (a)	15,035
11,000	Sybase, Inc. (a)	271,700
4,300	TIBCO Software, Inc. (a)	40,592
3,100	Transaction Systems Architects, Inc. (a)	100,967
5,600	Wind River Systems, Inc. (a)	57,400
		2,829,873
	Specialty Retail — 5.2%
10,400	Asbury Automotive Group, Inc.	245,024
2,200	Build-A-Bear Workshop, Inc. (a)	61,644
42,500	Charming Shoppes, Inc. (a)	575,025
3,600	Children’s Place Retail Stores, Inc. (The) (a)	228,672
10,500	Christopher & Banks Corp.	195,930
14,700	CSK Auto Corp. (a)	252,105
10,100	Dress Barn, Inc. (a)	235,633
4,600	Genesco, Inc. (a)	171,580
5,400	Group 1 Automotive, Inc.	279,288
9,700	Guess?, Inc. (a)	615,271
100	Lithia Motors, Inc., Class A	2,876
14,800	Men’s Wearhouse, Inc.	566,248
7,500	Payless ShoeSource, Inc. (a)	246,150
17,900	Rent-A-Center, Inc. (a)	528,229
7,550	Select Comfort Corp. (a)	131,295
2,000	Shoe Carnival, Inc. (a)	63,200
2,000	Sonic Automotive, Inc., Class A	58,080
4,950	Stage Stores, Inc.	150,430
9,800	Tween Brands, Inc. (a)	391,314
		4,997,994
	Textiles, Apparel & Luxury Goods — 2.5%
9,800	Brown Shoe Co., Inc.	467,852
2,700	Columbia Sportswear Co.	150,390
2,800	Deckers Outdoor Corp. (a)	167,860
12,700	Maidenform Brands, Inc. (a)	230,124
4,400	Movado Group, Inc.	127,600
900	Oxford Industries, Inc.	44,685
7,500	Phillips-Van Heusen Corp.	376,275
7,600	Skechers U.S.A., Inc., Class A (a)	253,156
4,900	Steven Madden Ltd.	171,941
6,400	Timberland Co., Class A (a)	202,112
3,900	UniFirst Corp.	149,799
		2,341,794
	Thrifts & Mortgage Finance — 2.0%
4,600	Accredited Home Lenders Holding Co. (a)	125,488
3,450	City Bank	123,510
18,700	Corus Bankshares, Inc.	431,409
2,200	Downey Financial Corp.	159,676
2,100	Federal Agricultural Mortgage Corp., Class C	56,973
9,657	First Niagara Financial Group, Inc.	143,503
1,200	First Place Financial Corp.	28,188
2,100	FirstFed Financial Corp. (a)	140,637
2,600	Flagstar Bancorp, Inc.	38,584
1,200	ITLA Capital Corp.	69,492
3,600	TierOne Corp.	113,796
5,900	United Community Financial Corp.	72,216
28,795	W Holding Co., Inc.	171,618
3,200	WSFS Financial Corp.	214,176
		1,889,266
	Tobacco — 0.2%
19,000	Alliance One International, Inc. (a)	134,140
1,570	Vector Group Ltd.	27,868
		162,008
	Trading Companies & Distributors — 1.2%
37,775	Applied Industrial Technologies, Inc.	993,860
7,000	BlueLinx Holdings, Inc.	72,800
4,500	Kaman Corp.	100,755
		1,167,415
	Wireless Telecommunication Services — 0.5%
8,900	Centennial Communications Corp.	63,991
36,900	Dobson Communications Corp., Class A (a)	321,399
2,800	InPhonic, Inc. (a)	31,052
2,400	Syniverse Holdings, Inc. (a)	35,976
		452,418
	Total Common Stocks (Cost $77,357,755)	92,165,946

Short-Term Investments — 3.1%
	Investment Company — 2.9%
2,809,618	JPMorgan Prime Money Market Fund (b) (m) (Cost $2,809,618)	2,809,618

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Notes — 0.2%
175,000	U.S. Treasury Notes, 4.83%, 11/30/07 (k) (m) (n) (Cost $173,959)	173,796
	Total Short-Term Investments (Cost $2,983,577)	2,983,414
	Total Investments — 99.8% (Cost $80,341,332)	95,149,360
	Other Assets in Excess of Liabilities — 0.2%	161,244
	NET ASSETS — 100.0%	$95,310,604

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps and options.

(n)—	The rate shown is the effective yield at the date of purchase.

USD—	United States Dollar

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
8	Long Futures Outstanding Russell 2000 Index	March, 2007	$3,179,600	$(31,638)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   13

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

Small Company Portfolio
ASSETS:
Investments in non-affiliates, at value	$92,339,742
Investments in affiliates, at value	2,809,618
Total investment securities, at value	95,149,360
Cash	5,570
Receivables:
Investment securities sold	347,414
Portfolio shares sold	46,745
Interest and dividends	119,929
Total Assets	95,669,018

LIABILITIES:
Payables:
Investment securities purchased	186,802
Portfolio shares redeemed	22,295
Variation margin on futures contracts	24,400
Accrued liabilities:
Investment advisory fees	48,805
Administration fees	20,133
Custodian and accounting fees	19,926
Trustees’ and Officers’ fees	209
Other	35,844
Total Liabilities	358,414
Net Assets	$95,310,604

NET ASSETS:
Paid in capital	$76,338,346
Accumulated undistributed (distributions in excess of) net investment income	8,175
Accumulated net realized gains (losses)	4,187,693
Net unrealized appreciation (depreciation)	14,776,390
Total Net Assets	$95,310,604

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,347,954
Net asset value, offering and redemption price per share	$17.82

Cost of investments	$80,341,332

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

Small Company Portfolio
INVESTMENT INCOME:
Dividend income	$906,707
Dividend income from affiliates (a)	139,890
Interest income	6,621
Foreign taxes withheld	(618)
Total investment income	1,052,600

EXPENSES:
Investment advisory fees	544,372
Administration fees	263,960
Custodian and accounting fees	95,733
Professional fees	60,242
Trustees’ and Officers’ fees	3,713
Printing and mailing costs	52,347
Transfer agent fees	20,257
Interest expense	1,046
Other	3,350
Total expenses	1,045,020
Less earnings credits	(595)
Net expenses	1,044,425
Net investment income (loss)	8,175

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	4,244,213
Futures	376,994
Net realized gain (loss)	4,621,207
Change in net unrealized appreciation (depreciation) of:
Investments	7,936,730
Futures	8,975
Change in net unrealized appreciation (depreciation)	7,945,705
Net realized/unrealized gains (losses)	12,566,912
Change in net assets resulting from operations	$12,575,087

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Company Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,175	$(31,734)
Net realized gain (loss)	4,621,207	2,243,051
Change in net unrealized appreciation (depreciation)	7,945,705	709,918
Change in net assets resulting from operations	12,575,087	2,921,235

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(2,538,687)	(10,439,245)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,954,499	25,285,156
Dividends reinvested	2,538,687	10,439,245
Cost of shares redeemed	(24,145,062)	(22,842,066)
Change in net assets from capital transactions	(1,651,876)	12,882,335

NET ASSETS:
Change in net assets	8,384,524	5,364,325
Beginning of period	86,926,080	81,561,755
End of period	$95,310,604	$86,926,080
Accumulated undistributed (distributions in excess of) net investment income	$8,175	$3,133

SHARE TRANSACTIONS:
Issued	1,171,590	1,567,463
Reinvested	143,510	753,736
Redeemed	(1,427,773)	(1,421,181)
Change in shares	(112,673)	900,018

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Company Portfolio
Year Ended December 31, 2006	$15.92	$— (b)	$2.39	$2.39	$—	$(0.49)	$(0.49)
Year Ended December 31, 2005	17.88	(0.01)	0.29	0.28	—	(2.24)	(2.24)
Year Ended December 31, 2004	14.06	(0.05)	3.87	3.82	—	—	—
Year Ended December 31, 2003	10.34	(0.06)	3.78	3.72	—	—	—
Year Ended December 31, 2002	13.22	— (b)	(2.86)	(2.86)	(0.02)	—	(0.02)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$17.82	15.01%	$95,311	1.15%	0.01%	1.15%	39%
15.92	3.42	86,926	1.15	(0.04)	1.15	44
17.88	27.17	81,562	1.15	(0.37)	1.15	154
14.06	35.98	52,215	1.15	(0.53)	1.15	60
10.34	(21.65)	37,711	1.15	0.05	1.16	162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Small Company Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective May 1, 2006, the Small Company Portfolio has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Portfolio to adjust its exposure to the Portfolio’s index while incurring minimal transaction costs. Short index futures contacts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of December 31, 2006, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

20   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$86	$(3,133)	$3,047

The reclassifications for the Portfolio relate primarily to distributions received from investments in REITs.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006, was $5,154.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in as Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.15% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$34,865,945	$38,845,063

During the year ended December 31, 2006, there were no purchases or sales of long-term U.S. Government securities.

22   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$80,582,039	$19,179,582	$(4,612,261)	$14,567,321

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and return of capital from investments in REITs.

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital gains	Total Distributions Paid
$669,805	$1,868,882	$2,538,687

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital gains	Total Distributions Paid
$—	$10,439,245	$10,439,245

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$484,708	$3,920,229	$14,567,321

The cumulative timing differences primarily consist of wash sale loss deferrals, return of capital from investments in REITs and mark to market of futures contracts.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Small Company Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

24   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

TRUSTEES
(Unaudited)

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy. Formerly Executive Vice President, President of Ford Financial Services Group, Chairman Ford Credit, and Chairman Ford Europe, Ford Motor Company.	12	Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

26   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Small Company Portfolio
Actual	$1,000.00	$1,073.50	$6.01	1.15%
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2006 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (“Advisory Agreement”). The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the ’1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 5, 2006.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;

3.	payments received by the Advisor and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.	comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;

7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolios;

8.	fees charged by the Advisor to other clients with similar investment objectives;

9.	the professional experience and qualifications of each Portfolio’s portfolio management teams and other senior personnel of the Advisor; and

10.	the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. The Trustees also took into account those interests of the Portfolios that were in common.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2006; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the asset management organization; the financial stability of the

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

JPMorgan organization and the adequacy of the resources of the asset management organization; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that meet the Portfolio’s operational requirements, are satisfactory and are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees noted that the management entities are entitled to earn a reasonable level of profit for services to the funds. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not excessive in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the performance attribution discussions with the Advisor at this meeting. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

The Trustees noted that the longer term performance of the Small Company Portfolio compared more favorably against peers and benchmark and performance was within a reasonable range of median for the three and five year periods.

30   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that although actual management fees and total expenses exceeded the median for competitor funds, the excess was a relatively small number of basis points, and that the funds in the competitor groups were relatively tightly clustered in terms of fees and expenses, and they concluded that the advisory fee was reasonable.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   31

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Dividends Received Deductions (DRD)

80% of ordinary income distributions qualified for the 70% dividends received deduction for corporate shareholders for the Portfolio’s fiscal year ended December 31, 2006.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $1,868,882 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2006.

Treasury Income

For the year ended December 31, 2006, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 10%.

32   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-SCP-1206

ANNUAL REPORT DECEMBER 31, 2006

JPMorgan

Series

Trust II

JPMorgan U.S. Large Cap Core Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Trustees	17
Officers	18
Schedule of Shareholder Expenses	20
Board Approval of Investment Advisory Agreement	21
Tax Letter	24

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan U.S. Large Cap Core Equity Portfolio for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan U.S. Large Cap Core Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year-End	December 31
Net Assets as of 12/31/2006	$52,572,325
Primary Benchmark	S&P 500 Index

Q:	How did the Portfolio perform?

A:	The JPMorgan U.S. Large Cap Core Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities, returned 16.57% for the 12 months ended December 31, 2006, compared to the 15.80% return for the S&P 500 Index over the same period.*

Q:	Why did the Portfolio perform this way?

A:	The Portfolio outperformed its benchmark for the period primarily as a result of stock selection in the systems and software, retail and energy sectors.

On the stock level, Comcast Corporation, the largest U.S. cable operator, was a top contributor to the Portfolio. The company, whose performance repeatedly exceeded consensus expectations, had success with its “triple-play” bundle that combined broadband, digital telephone and cable television capabilities in one package. This allowed Comcast to ramp up its customer base, bolstering revenue growth.

Another top contributor was quick-service restaurant chain McDonald’s Corporation, which also beat consensus expectations as comparable sales (for restaurants in operation at least 13 months) were strong, due to the company’s popularity as a breakfast and late-night destination. Comparable sales were impressive across all regions, particularly in France and Germany.

Hewlett-Packard, the technology provider, was also a top contributor, reporting substantial profits throughout the year. Despite the debacle of the boardroom leak investigation, investors were impressed with the company’s stronger enterprise, personal computer and service margins, and reduced operating expenses.

Detractors from performance were the result of stock selection in the telecommunications, network technology and semiconductors sectors.

Difficulty in telecommunications was mainly attributable to an overweight position in Sprint Nextel Corp., as the company posted a decline in its second-quarter profit and lowered its outlook. These negative developments were due primarily to a weaker-than-expected postpaid business and strong wireless competition. Sprint also faced challenges in integrating the Nextel businesses.

Our overweight in Motorola also detracted. The company reported poor third-quarter results as profits declined from the previous year due to a disappointing launch of its new MotoKRZR phone and less-than-expected demand for phones designed specifically for Nextel customers.

Our overweight in Corning Inc., a maker of liquid crystal display (LCD) glass for computer monitors and flat panel TVs, also detracted from performance. Corning suffered during the year from lower-than-expected LCD volumes and reduced orders from panel makers. The company reported lower guidance as a result of an unanticipated sharp decline in the telecommunications business and signs that LCD volumes could remain weak into the first quarter.

Q:	How was the Portfolio managed?

A:	The portfolio manager utilizes a bottom-up approach to construct the Portfolio. The research process is designed in an effort to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The portfolio manager continues to focus on overweighting companies in each sector of the market that are deemed to be attractively priced relative to future earnings prospects. Style characteristics and sector weightings are kept in line with the S&P 500 Index to minimize volatility relative to the index and to ensure that stock selection remains the key driver of returns.

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

2   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Citigroup, Inc.	3.8%
2.	Microsoft Corp.	3.1
3.	Bank of America Corp.	3.1
4.	Exxon Mobil Corp.	2.7
5.	Altria Group, Inc.	2.7
6.	General Electric Co.	2.6
7.	Pfizer, Inc.	2.4
8.	Wal-Mart Stores, Inc.	2.3
9.	McDonald’s Corp.	2.3
10.	Comcast Corp., Special Class A	2.2

PORTFOLIO COMPOSITION**

Financials	21.8%
Information Technology	16.7
Consumer Discretionary	12.7
Health Care	12.1
Industrials	11.0
Consumer Staples	9.8
Energy	8.8
Telecommunication Services	2.2
Utilities	2.2
Materials	1.8
Short-Term Investment	0.9

**	Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
U.S. LARGE CAP CORE EQUITY PORTFOLIO	1/3/95	16.57%	4.55%	6.21%

TEN YEAR PERFORMANCE (12/31/96 to 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan U.S. Large Cap Core Equity Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index, and Lipper Variable Annuity Large-Cap Core Funds Index from December 31, 1996 to December 31, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Annuity Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Annuity Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 4.6%
8,775	Boeing Co.	779,571
16,175	Raytheon Co.	854,040
12,675	United Technologies Corp.	792,441
		2,426,052
	Air Freight & Logistics — 0.9%
4,375	FedEx Corp.	475,213
	Auto Components — 1.3%
7,700	Johnson Controls, Inc.	661,584
	Beverages — 1.8%
13,875	Coca-Cola Co. (The)	669,469
3,400	Molson Coors Brewing Co., Class B	259,896
		929,365
	Biotechnology — 1.8%
14,175	Amgen, Inc. (a)	968,294
	Capital Markets — 2.6%
2,500	Ameriprise Financial, Inc.	136,250
3,000	Goldman Sachs Group, Inc.	598,050
7,775	Morgan Stanley	633,118
		1,367,418
	Chemicals — 1.3%
11,625	Praxair, Inc.	689,711
	Commercial Banks — 2.2%
14,475	U.S. Bancorp	523,850
11,075	Wachovia Corp.	630,721
		1,154,571
	Commercial Services & Supplies — 0.5%
6,475	Waste Management, Inc.	238,086
	Communications Equipment — 4.6%
22,075	Cisco Systems, Inc. (a)	603,310
31,225	Corning, Inc. (a)	584,220
33,800	Motorola, Inc.	694,928
13,675	QUALCOMM, Inc.	516,778
		2,399,236
	Computers & Peripherals — 6.0%
2,750	Apple Computer, Inc. (a)	233,310
31,275	Dell, Inc. (a)	784,690
27,825	Hewlett-Packard Co.	1,146,112
10,175	International Business Machines Corp.	988,501
		3,152,613
	Consumer Finance — 1.3%
11,675	American Express Co.	708,322
	Diversified Financial Services — 7.5%
30,100	Bank of America Corp.	1,607,039
6,675	CIT Group, Inc.	372,265
35,450	Citigroup, Inc.	1,974,565
		3,953,869
	Diversified Telecommunication Services — 1.4%
19,875	Verizon Communications, Inc.	740,145
	Electric Utilities — 1.2%
13,675	Edison International	621,939
	Food & Staples Retailing — 4.2%
10,375	CVS Corp.	320,691
19,675	Safeway, Inc.	679,968
25,950	Wal-Mart Stores, Inc.	1,198,371
		2,199,030
	Health Care Equipment & Supplies — 1.1%
12,375	Baxter International, Inc.	574,076
	Health Care Providers & Services — 2.8%
13,875	Cardinal Health, Inc.	893,966
7,475	WellPoint, Inc. (a)	588,208
		1,482,174
	Hotels, Restaurants & Leisure — 3.8%
26,700	McDonald’s Corp.	1,183,611
9,300	Royal Caribbean Cruises Ltd.	384,834
12,600	Wyndham Worldwide Corp. (a)	403,452
		1,971,897
	Household Durables — 0.5%
2,900	Whirlpool Corp.	240,758
	Household Products — 1.1%
9,275	Procter & Gamble Co.	596,104
	Industrial Conglomerates — 3.6%
37,175	General Electric Co.	1,383,282
16,650	Tyco International Ltd. (Bermuda)	506,160
		1,889,442
	Insurance — 5.8%
11,175	Allstate Corp. (The)	727,604
4,450	AMBAC Financial Group, Inc.	396,362
19,425	Genworth Financial, Inc.	664,529
6,575	Hartford Financial Services Group, Inc.	613,513
12,475	St. Paul Travelers Cos., Inc. (The)	669,783
		3,071,791
	Internet Software & Services — 0.8%
16,300	Yahoo!, Inc. (a)	416,302

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 0.5%
6,850	Accenture Ltd., Class A (Bermuda)	252,971
	Media — 4.4%
28,200	Comcast Corp., Special Class A (a)	1,181,016
52,550	Time Warner, Inc.	1,144,539
		2,325,555
	Metals & Mining — 0.5%
3,575	United States Steel Corp.	261,476
	Multi-Utilities — 1.0%
15,400	Duke Energy Corp.	511,434
	Multiline Retail — 0.9%
6,175	J.C. Penney Co., Inc.	477,698
	Oil, Gas & Consumable Fuels — 8.8%
8,775	Chevron Corp.	645,226
10,550	ConocoPhillips	759,072
4,700	Devon Energy Corp.	315,276
34,650	El Paso Corp.	529,452
18,750	Exxon Mobil Corp.	1,436,812
4,375	Marathon Oil Corp.	404,688
11,250	Occidental Petroleum Corp.	549,338
		4,639,864
	Pharmaceuticals — 6.4%
8,000	Abbott Laboratories	389,680
7,225	Johnson & Johnson	476,994
49,435	Pfizer, Inc.	1,280,366
4,025	Sepracor, Inc. (a)	247,860
19,150	Wyeth	975,118
		3,370,018
	Road & Rail — 1.4%
15,050	Norfolk Southern Corp.	756,865
	Semiconductors & Semiconductor Equipment — 0.9%
15,800	Linear Technology Corp.	479,056
	Software — 3.9%
54,600	Microsoft Corp.	1,630,356
24,775	Oracle Corp. (a)	424,643
		2,054,999
	Specialty Retail — 1.2%
15,775	Home Depot, Inc.	633,524
	Textiles, Apparel & Luxury Goods — 0.6%
3,575	V.F. Corp.	293,436
	Thrifts & Mortgage Finance — 2.4%
11,900	Freddie Mac	808,010
10,425	Washington Mutual, Inc.	474,233
		1,282,243
	Tobacco — 2.7%
16,600	Altria Group, Inc.	1,424,612
	Wireless Telecommunication Services — 0.8%
21,767	Sprint Nextel Corp.	411,179
	Total Common Stocks (Cost $39,568,380)	52,102,922
Short-Term Investment — 0.9%
	Investment Company — 0.9%
487,730	JPMorgan Prime Money Market Fund (b) (m) (Cost $487,730)	487,730
	Total Investments — 100.0% (Cost $40,056,110)	52,590,652
	Liabilities in Excess of Other Assets — (0.0)% (g)	(18,327)
	NET ASSETS — 100.0%	$52,572,325

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps and options.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

U.S. Large Cap Core Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$52,102,922
Investments in affiliates, at value	487,730
Total investment securities, at value	52,590,652
Cash	31,753
Receivables:
Investment securities sold	118,769
Portfolio shares sold	3,075
Interest and dividends	75,556
Total Assets	52,819,805

LIABILITIES:
Payables:
Investment securities purchased	148,932
Portfolio shares redeemed	40,538
Accrued liabilities:
Investment advisory fees	15,561
Administration fees	5,683
Custodian and accounting fees	4,879
Trustees’ and Officers’ fees	270
Other	31,617
Total Liabilities	247,480
Net Assets	$52,572,325

NET ASSETS:
Paid in capital	$55,839,964
Accumulated undistributed (distributions in excess of) net investment income	549,081
Accumulated net realized gains (losses)	(16,351,262)
Net unrealized appreciation (depreciation)	12,534,542
Total Net Assets	$52,572,325

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	3,346,090
Net asset value, offering and redemption price per share	$15.71

Cost of investments	$40,056,110

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

U.S. Large Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividend income	$951,906
Dividend income from affiliates (a)	23,792
Foreign taxes withheld	(112)
Total investment income	975,586

EXPENSES:
Investment advisory fees	175,601
Administration fees	106,332
Custodian and accounting fees	28,252
Professional fees	52,453
Trustees’ and Officers’ fees	2,096
Printing and mailing costs	45,338
Transfer agent fees	9,037
Interest expense	20
Other	7,384
Total expenses	426,513
Less earnings credits	(34)
Net expenses	426,479
Net investment income (loss)	549,107

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	2,365,757
Change in net unrealized appreciation (depreciation) of investments	4,827,560
Net realized/unrealized gains (losses)	7,193,317
Change in net assets resulting from operations	$7,742,424

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Large Cap Core Equity Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$549,107	$495,518
Net realized gain (loss)	2,365,757	2,831,351
Change in net unrealized appreciation (depreciation)	4,827,560	(2,739,882)
Change in net assets resulting from operations	7,742,424	586,987

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(495,528)	(638,046)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,862,521	5,077,532
Dividends reinvested	495,528	638,046
Cost of shares redeemed	(7,991,424)	(11,134,398)
Change in net assets from capital transactions	(3,633,375)	(5,418,820)

NET ASSETS:
Change in net assets	3,613,521	(5,469,879)
Beginning of period	48,958,804	54,428,683
End of period	$52,572,325	$48,958,804
Accumulated undistributed (distributions in excess of) net investment income	$549,081	$495,502

SHARE TRANSACTIONS:
Issued	270,354	380,837
Reinvested	34,847	49,232
Redeemed	(560,012)	(835,034)
Change in shares	(254,811)	(404,965)

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
U.S. Large Cap Core Equity Portfolio
Year Ended December 31, 2006	$13.60	$0.17	$2.08	$2.25	$(0.14)	$(0.14)
Year Ended December 31, 2005	13.59	0.15	0.03	0.18	(0.17)	(0.17)
Year Ended December 31, 2004	12.51	0.16	1.02	1.18	(0.10)	(0.10)
Year Ended December 31, 2003	9.84	0.10	2.65	2.75	(0.08)	(0.08)
Year Ended December 31, 2002	13.06	0.08	(3.29)	(3.21)	(0.01)	(0.01)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$15.71	16.65%	$52,572	0.85%	1.09%	0.85%	29%
13.60	1.35	48,959	0.85	0.98	0.85	45
13.59	9.49	54,429	0.85	1.24	0.85	36
12.51	28.14	51,208	0.85	0.89	0.85	86
9.84	(24.62)	42,713	0.85	0.67	0.85	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan U.S. Large Cap Core Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

C. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

E. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. As of December 31, 2006, there were no reclassifications needed within the capital accounts.

12   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

F. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.35%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006, was $891.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2006, the Portfolio did not incur any brokerage commission with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$14,361,155	$17,911,134

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$40,590,374	$12,285,228	$(284,950)	$12,000,278

The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$495,528	$—	$495,528

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$638,046	$—	$638,046

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$549,081	$(15,817,000)	$12,000,278

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2006, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2009	2010	2011	Total
$95,470	$12,670,017	$3,051,513	$15,817,000

During the year ended December 31, 2006, the Portfolio utilized capital loss carryforwards of $2,261,772.

14   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at December 31, 2006, or at any time during the year then ended.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan U.S. Large Cap Core Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Large Cap Core Equity Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2007

16   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

TRUSTEES
(Unaudited)

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.
Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy. Formerly Executive Vice President, President of Ford Financial Services Group, Chairman Ford Credit, and Chairman Ford Europe, Ford Motor Company.	12	Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

18   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
U.S. Large Cap Core Equity Portfolio
Actual	$1,000.00	$1,130.30	$4.56	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2006 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (“Advisory Agreement”). The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the ’1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 5, 2006.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;

3.	payments received by the Advisor and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.	comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;

7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolios;

8.	fees charged by the Advisor to other clients with similar investment objectives;

9.	the professional experience and qualifications of each Portfolio’s portfolio management teams and other senior personnel of the Advisor; and

10.	the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. The Trustees also took into account those interests of the Portfolios that were in common.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2006; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

asset management organization; the financial stability of the JPMorgan organization and the adequacy of the resources of the asset management organization; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that meet the Portfolio’s operational requirements, are satisfactory and are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees noted that the management entities are entitled to earn a reasonable level of profit for services to the funds. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not excessive in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the performance attribution discussions with the Advisor at this meeting. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

22   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

The Trustees noted that the performance of the U.S. Large Cap Core Equity Portfolio was within a reasonable range of the Universe Group median for the one, three and five year time periods.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the U.S. Large Cap Core Equity Portfolio’s actual management fees and total expenses were below the median for competitor funds, and they concluded that the advisory fee was reasonable.

DECEMBER 31, 2006        JPMORGAN SERIES TRUST II   23

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006.

Dividends Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividends received deduction for corporate shareholders for the Portfolio’s fiscal year ended December 31, 2006.

24   JPMORGAN SERIES TRUST II        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-USLCCEP-1206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Jerry B. Lewis. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2006 – $236,650
2005 – $245,260

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2006 – $30,900
2005 – $28,350

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2006 – Not applicable

2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2006 – 100%

2005 – 100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Series Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 1, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 1, 2007

EXHIBIT (B)(1)

CERTIFICATIONS

I, George C.W. Gatch, certify that:

1.	I have reviewed this report on Form N-CSR of the JPMorgan Series Trust II (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.

The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.

The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: March 1, 2007

/s/__________________________________

George C.W. Gatch

President and Principal Executive Officer

CERTIFICATIONS

I, Stephanie J. Dorsey, certify that:

1.	I have reviewed this report on Form N-CSR of the JPMorgan Series Trust II (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.

The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.

The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: March 1, 2007

/s/__________________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Series Trust II (the “Registrant”).

I, George C.W. Gatch, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 1, 2007

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Series Trust II (the “Registrant”).

I, Stephanie J. Dorsey, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/__________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 1, 2007

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.